SHAREHOLDER LETTER

Dear Shareholder:

This annual report for Franklin Value Investors Trust covers the period ended October 31, 2000. In June of this year we added a new entry to the Trust's existing trio of value funds -- Franklin Large Cap Value Fund. As its name implies, Franklin Large Cap Value Fund focuses on companies with established businesses, experienced management, strong financials and, of course, stocks selling at what we consider bargain prices. The major distinction in this portfolio is its emphasis on much larger companies than those found in the other three value funds we manage. Currently, the median market capitalization of a company held in Franklin Large Cap Value Fund is approximately $12 billion. You can read more about our newest fund beginning on page 14.

The domestic economy began to slow in 2000 after reaching the peak of its 10-year expansion in the fourth quarter of 1999 with an impressive 8.3% annualized growth rate for U.S. gross domestic product (GDP). GDP then dropped to an annualized average of just 5.2% in the first half of 2000, followed by a 2.4% annualized rate in the third quarter.(1) The expansion was marked by high spending, exuberant


CONTENTS

Shareholder Letter .......................................................    1

Fund Reports

   Franklin Balance Sheet Investment Fund ................................    5

   Franklin Large Cap Value Fund .........................................   14

   Franklin MicroCap Value Fund ..........................................   20

   Franklin Value Fund ...................................................   28

Financial Highlights & Statements of Investments .........................   36

Financial Statements .....................................................   57

Notes to Financial Statements ............................................   63

Independent Auditors' Report .............................................   72

Tax Designation ..........................................................   73


                                 FUND CATEGORY

                                 [PYRAMID CHART]

(1) Source: Bureau of Economic Analysis, 11/00.

consumer confidence levels and a savings rate near zero, while the early signs of deceleration were largely due to higher interest rates, rising energy and commodity prices, and shrinking consumer spending increases. Although unemployment hovered near its 30-year low of 3.9% throughout much of the year under review, consumer confidence dipped after an extended period of gains, as evidenced by the smallest increase in consumer spending in three years reported for the second quarter. Consumer prices also fell in August for the first time in 14 years. By summer's end, investors were shaken by a growing number of missed earnings forecasts from many well-known companies. While remaining historically high, consumer confidence reached a 12-month low on October 31, 2000.

There was only a modicum of inflation during the period despite rising commodity and energy costs, including the significant hike in crude oil prices. In an effort to restrain inflation, the Federal Reserve Board (the Fed) raised the federal funds target rate four times for a total of 125 basis points, ending the period at 6.50%, the highest rate in five years.

U.S. stock markets experienced extreme volatility, with many records shattered during the Trust's fiscal year. For the year ended October 31, 2000, the tech-heavy Nasdaq Composite Index was most volatile, climbing 70.3% to a record high on March 10 only to later record some of its biggest one-day losses and ending the period with a 14.3% return overall. The Dow Jones(R) Industrial Average, essentially free of the highly speculative issues found on the Nasdaq(R), experienced fewer gyrations and ended the fiscal year at 10971.1, or 3.6% higher than its starting point of 10729.9 at the beginning of the period. While lagging most of the period, the Standard & Poor's 500(TM) Stock Index hit a record high on March 24, and had a 6.09% return during the same period.(2) Overall, share volumes traded on the major U.S. markets reached record proportions, and consumers produced the highest margin and consumer debt levels in history.

Even as the major stock indexes drifted lower during the second half of the reporting period after red-hot performances in the first half, there was a wide disparity in results by industry group. Stocks that benefit from the prospects of lower interest rates due to a slowdown in economic activity, such as financials and utilities, performed best during the period. Utilities also benefited from a shortage of available power in many regions, and many utility companies that supplied merchant, or unregulated, power to these regions saw sharp increases in their stock prices.

Value stocks -- out of favor during the first half of the period primarily due to strong technology sector returns -- began to attract investors in the second half as "old economy" stocks with solid earnings growth captured interest from languishing Internet, technology and other "new economy" stocks that had begun to record disappointing results. Dot-com stocks, in particular, plummeted as investors' focus returned to fundamental concepts such as earnings, market share and proven management.

Throughout the reporting period, strategic buyers stepped up acquisition activity in many of our bargain holdings. During the year under review, 29 announcements of corporate takeovers were made involving the Trust's four funds, almost all at a premium to prior-day prices.


 "Value stocks ... captured interest from languishing Internet, technology and other 'new economy' stocks that had begun to record disappointing results."


(2) Source: Standard & Poor's Micropal.

The Dow Jones Industrial Average is a price-weighted index based on the average of 30 blue chip stocks. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market-value weighted and includes over 4,800 companies (as of 10/31/00). The S&P 500 Stock Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The indexes include reinvested dividends.

Franklin Value Investors Trust is organized into four portfolios, each managed in the same spirit but with a differing focus. While the funds have distinct investment objectives, our fundamental operating principles remain the same: prudent investment selection and constant professional supervision. Despite the atmosphere of increased market volatility, we remain steadfast and committed to our common-sense value investment strategy. We believe our value funds provide shareholders with attractively priced portfolios of well-managed, financially sound companies that possess the potential for solid earnings growth and, with patience, stock-price appreciation over the long term.

Historically, patient investors achieved favorable results by evaluating their goals and diversifying their assets. We encourage you to contact your investment representative to discuss your goals and investment plan. As always, we value your support, welcome your questions and look forward to serving your investment needs in the years to come.

Sincerely,


/s/ WILLIAM J. LIPPMAN

William J. Lippman
President
Franklin Value Investors Trust

FRANKLIN BALANCE SHEET
INVESTMENT FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing primarily in securities that we believe are undervalued in the marketplace.
--------------------------------------------------------------------------------

It is a pleasure to bring you this annual report for Franklin Balance Sheet Investment Fund, which covers the period ended October 31, 2000.

After two years of unsatisfactory performance, wherein the Fund lost ground not only in absolute terms, but in relation to other investment styles, we are pleased to report that our cumulative total return for the year ended October 31, 2000, was +18.47%. We achieved 12.80% of that gain since our semiannual report dated April 30, 2000. In that same six-month period the Nasdaq Composite Index, which for many investors has come to symbolize "the market," declined 12.31%.(1) In last year's letter we talked about a bear market in small, value stocks. We think our bear market is over.

(1) Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted and includes over 4,800 companies (as of 10/31/00).

Cumulative total return represents the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 37.

WHAT IS BOOK VALUE?

Shareholder equity is total assets minus total liabilities. Book value per share is common shareholder's equity divided by common shares outstanding.


LOOKING BACK

Calendar year 1999 was a year of agony for value investors. The negative divergence between the growth and value sub-indexes of the Russell 2000(R) Index -- meaning how much better small growth stocks did than small value stocks -- ended at about 44.6%, on top of a 7.7% negative divergence in 1998.(2) In the fourth calendar quarter of 1999, which includes the first two months of the Fund's 2000 fiscal year, the comparative underperformance of the value style within the small stock universe was 2.5 times worse than in the first nine months. The great driver in the growth area was technology, and in that sector, small-capitalization stocks shot up as fast as large-capitalization stocks. On the value side of the ledger, large cap still beat small cap in 1999.

As of December 31, 1999, most of our companies were solidly profitable or in the lift-off phase of a turnaround. The portfolio's weighted average price-to-earnings ratio (P/E) of 13 incorporated dozens of P/Es that were below
10. On a weighted average basis, the portfolio was 10% below book value, with many individual stocks at deep discounts. In recognition of the extraordinary values available to us, the Fund's directors approved reopening the Fund to new investors beginning February 1, 2000. Franklin Balance Sheet Investment Fund had been closed to all but retirement accounts for more than four years.

Technology's dominance continued into March 2000, but then there were signs of change. In the last weeks of March the Nasdaq Composite began to slide, and the Dow Industrials to rise. At one point intra-day in early April the year-to-date return of the Dow surpassed the Nasdaq's, before the Nasdaq began to


(2) The Russell 2000 Index represents the 2000 smallest stocks in the Russell 3000 Index, comprising approximately 7% of the U.S. equity market capitalization. The index has been reconstituted annually since 1989.

recover. The crossover looked like "old economy" stocks challenging "new economy" stocks, and value, meaning any kind of sensitivity to valuation, reclaiming investors' attention.

The effect in Franklin Balance Sheet Investment Fund was muted, since the largest, most liquid stocks are most affected in the early stages of market shifts. What was visible in the Fund was the arrival of take-private transactions among small, very cheap, old economy companies. The deals proffered were mostly at prices below the levels we anticipated when we bought the stocks, although they did represent reasonable premiums to recent trading levels. We interpreted such moves by managements to take their companies out of the public markets as a probable bottom in prices. We looked for improving premiums on subsequent deals to attract investors back to small, value stocks.

The first of these management-led deals was Crown Central Petroleum in early March. Three more surfaced almost simultaneously in the last days of the first calendar quarter of 2000: Harding Lawson (environmental engineering), Pulaski Furniture and Castle & Cooke (real estate development). One of our companies that hadn't made the move was Cherry Corp., a maker of electronic switches and specialized computer keyboards in North America and Europe. Cherry had enough cash, by our calculation, to take itself private at twice the quarter-end price of $15.18. In July, Cherry did go private at $26.40 per share.(3)

The second calendar quarter of 2000 was notable for volatile markets and for the fact that value stocks fared relatively well. Among smaller companies, as represented by the Russell 2000 Index, the value component was up 2.0% compared with a drop of 7.4% for the growth component, thereby winning back a portion of the huge lead growth had accumulated over several



(3) Please note: Harding Lawson, Pulaski, Castle & Cooke and Cherry Corp. were no longer held in the portfolio as of 10/31/00.

PORTFOLIO BREAKDOWN

Franklin Balance Sheet Investment Fund
Based on Total Net Assets
10/31/00


Finance                                                                    26.3%
Retail Trade                                                                9.6%
Utilities                                                                   8.1%
Consumer Non-Durables                                                       7.0%
Producer Manufacturing                                                      5.7%
Consumer Durables                                                           5.5%
Electronic Technology                                                       5.3%
Consumer Services                                                           5.2%
Closed-End Funds                                                            5.1%
Transportation                                                              4.7%
Distribution Services                                                       2.8%
Process Industries                                                          2.6%
Industrial Services                                                         1.8%
Health Services                                                             1.2%
Non-Energy Minerals                                                         0.8%
Preferred Stocks                                                            0.7%
Energy Minerals                                                             0.6%
Corporate Bonds                                                             0.1%
Short-Term Investments & Other Net Assets                                   6.9%

quarters. Deals were accelerating. By June 30, nearly 12% of the Fund's total net assets were in companies where takeovers had been announced or where the boards of directors had hired bankers to advise them on securing shareholder value.

One of our favorite groups, life insurers, was very much out of favor early in the calendar year. In April we were able to participate in venerable MetLife's conversion from mutual to stock form at a 25% discount to book value. MetLife provides insurance, retirement and investment products to nine million households, and group and retirement products to 86 of the Fortune 100 companies. Insurance stocks have the virtue of being interest-sensitive but not economically sensitive. MetLife ended October at $27.625, up more than 90% from its conversion price. As the chart on the left shows, on October 31, 2000, the Fund's largest sector weighting was financial services companies, including insurers, at 26.3% of the Fund's total net assets. This significant exposure to a single sector may result in the Fund experiencing greater volatility than a fund with a more broadly diversified portfolio.(4)

The third calendar quarter of 2000 increased our confidence that the dark days were over from our "value" perspective. The Russell 2000 Value Index outperformed the Growth Index by 11.3% (+7.34% for Value, -3.97% for Growth).(5) According to Morgan Stanley Dean Witter, this was "the best relative outperformance by value since the start of the style indexes in 1993." It was also the first time the value sub-index had beaten growth for two successive quarters since 1998. Franklin Balance Sheet


(4) There are specific risks to investing in the financial services industry, which is sensitive to changes in interest rates, subject to extensive government regulation, and recently has undergone rapid change related to consolidations and changes to its regulatory framework.

(5) Source: Standard & Poor's Micropal. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Investment Fund enjoyed solid performance from homebuilders, financial companies, oil transport and utilities. Two of the Fund's 10 largest positions, electric utilities Entergy Corp. and Niagara Mohawk Holdings, agreed to be bought out during the quarter.

For the month of October, the Fund's cumulative total return was +2.00% compared to -0.36% for the Russell 2000 Value Index, and -8.12% for the Russell 2000 Growth Index.(5) October was more difficult for small companies than for large, possibly because the effects of tax-motivated sales are generally more pronounced where liquidity is poorer. We look forward to the annual rebound from tax selling known as the "January effect," which is also more pronounced among smaller companies.


TODAY'S OPPORTUNITIES

We are seeing opportunities among well-established, well-positioned companies. We have witnessed a prolonged period where investors who ignored the "safety first" principles we live by realized immense returns. The situations we look for do not hold out the prospect of the returns "momentum" strategies have racked up over the last few years. Ironically, that perception may have lowered our returns as the tidal pull of capital into already expensive (by our lights) stocks and away from out-of-favor value portfolios further depressed the prices of value stocks. Fund flows -- new money from investors -- continued to favor momentum/growth vehicles over value funds even during the recent period of value outperformance. However, according to Morgan Stanley Dean Witter, the last week of our fiscal year was the first week of positive cash flow for value funds since August 1999. Money flows generally follow performance, and we would expect capital flows back into value funds to improve valuations.

One group that hasn't done well this year is retailers. We began buying Federated Department Stores in the third calendar quarter.

TOP 10 HOLDINGS

Franklin Balance Sheet Investment Fund
10/31/00

COMPANY                                                                % OF TOTAL
SECTOR                                                                   NET ASSETS
------                                                                 ------------
Aztar Corp.                                                               3.4%
Consumer Services

American National
Insurance Co.                                                             3.4%
Finance

Niagara Mohawk
Holdings Inc.                                                             3.1%
Utilities

Charming Shoppes Inc.                                                     2.9%
Retail Trade

Overseas Shipholding
Group Inc.                                                                2.9%
Transportation

Entergy Corp.                                                             2.9%
Utilities

American General Corp.                                                    2.3%
Finance

St. Paul Cos. Inc.                                                        2.1%
Finance

Block Drug Co. Inc.                                                       2.0%
Consumer Non-Durables

Standard Microsystems Corp.                                               2.0%
Electronic Technology

Federated has a superior record under its current management, with the exception of the Fingerhut Companies acquisition in 1999. Credit losses at Fingerhut hammered Federated's stock price, providing an opportunity for us to acquire an industry leader at a modest multiple of earnings and cash flow, and below book value. We expect management to follow through on pledges to fix or shed Fingerhut within a year. We also started accumulating Consolidated Stores, the premier closeout retailer. Consolidated's share price is also down on an unsuccessful acquisition, that of K*B Toys. K*B has been losing money, and Consolidated is intent on divesting the unit. The basic closeout business is unaffected, and may become more profitable in coming years thanks to systems improvements and better focus. In any case the stock is cheap, and we expect better results once the K*B problem is resolved. And even if consumer spending weakens going forward, we expect the discount sector will continue to gain share against other retail channels.

In the branded apparel sphere, Tommy Hilfiger fell from $40 a share and a 20 times P/E in mid-'99 to below $7.00 in June 2000. The Fund began accumulating this stock in the $9-$10 range in October. We are betting that the franchise is strong and the brand is still powerful. Indications are that Hilfiger's spring merchandise has been well received by buyers, and the royalty stream from licensed products is substantial. We were able to buy a significant position in the stock at less than eight times current depressed earnings, and 25% below stated book value.

Another recent purchase was Hutchinson Technology, which makes the suspension assemblies that read and deposit data to hard disk drives. It has a dominant market share, upwards of 50%, and is an innovator in its field. However, in the recent past, it suffered as advances in storage technology have lessened the number of units needed for a given level of memory. Unit sales have begun to increase again as disk drives find their way into new applications.

Genrad is a maker of computer-controlled test equipment, with applications in electronics manufacturing and service. New management initiated a restructuring to improve profitability and earnings consistency. At present, Genrad has little analyst coverage, but is in the kind of business that should attract attention once earnings comparisons begin improving. The basic business has attractive margins and return characteristics, so we were pleased to be able to accumulate shares at prices consistent with our value approach.

RLI Corp. is a high-quality specialty lines insurer, a company we know well and have followed for years. The company trades at a modest premium to book value, and should enjoy excellent results as less profitable general lines insurance companies retrench and raise prices. The property casualty sector is in the early innings of a cyclical pricing upturn, and takeovers have been widespread. We had two in the last week of October, Meridian Insurance Group and Farm Family Holdings, both at significant premiums to the prior trading level.

At the end of last fiscal year the Fund had 133 positions, excluding closed-end funds. On October 31, 2000, the number was down to 109. We have been finding good values among larger companies, and we expect the Fund's future growth to be fueled by small, but not tiny, value stocks.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN BALANCE SHEET INVESTMENT FUND

CLASS A: Subject to the maximum 1.50% initial sales charge. Past expense reductions by the Fund's manager increased the Fund's total returns.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/00

One-year total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return                   +18.47%
Net Asset Value (NAV)                   $34.82 (10/31/00)       $29.96 (10/31/99)
Change in NAV                           +$4.86
Distributions (11/1/99-10/31/00)        Dividend Income         $0.3106
                                        Long-Term Capital Gain  $0.2768
                                        -------------------------------
                                        Total                   $0.5874

ADDITIONAL PERFORMANCE

AS OF 9/30/00


                                                                           INCEPTION
CLASS A                                  1-YEAR     5-YEAR      10-YEAR    (4/2/90)
------------------------------------------------------------------------------------
Cumulative Total Return(1)               +14.93%   +68.68%      +368.08%    +277.34%

Average Annual Total Return(2)           +13.21%   +10.69%       +16.51%     +13.32%

Value of $10,000 Investment(3)          $11,321   $16,616       $46,112     $37,164

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum sales charge.


Franklin Balance Sheet Investment Fund paid distributions derived from long-term capital gains of 27.68 cents ($0.2768) per share in December 1999. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


12              Past performance does not guarantee future results

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. The Consumer Price Index
(CPI) is a commonly used measure of inflation.

CLASS A (11/1/90-10/31/00)
[LINEGRAPH]

Franklin Value Investors Trust
Annual Report
October 31, 2000

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)


1. This graph compares the performance of Franklin Balance Sheet Investment Fund, as tracked by the growth in value of a $10,000 investment, to that of the Russell 2000 Value Index and CPI from 11/1/90-10/31/00.

       Date         Franklin Balance   Russell 2000 Value       CPI            Rus. %          CPI %
                    Sheet Investment         Index
                          Fund
---------------------------------------------------------------------------------------------------------
    11/01/1990           $9,851             $10,000           $10,000
    11/30/1990           $9,488             $10,605           $10,022          6.05%           0.22%
    12/31/1990           $10,050            $10,928           $10,022          3.05%           0.00%
    01/31/1991           $10,330            $11,868           $10,082          8.60%           0.60%
    02/28/1991           $11,045            $13,164           $10,097         10.92%           0.15%
    03/31/1991           $12,114            $14,083           $10,112          6.98%           0.15%
    04/30/1991           $12,470            $14,192           $10,128          0.77%           0.15%
    05/31/1991           $12,810            $14,857           $10,158          4.69%           0.30%
    06/30/1991           $13,185            $14,162           $10,187         -4.68%           0.29%
    07/31/1991           $12,988            $14,530           $10,203          2.60%           0.15%
    08/31/1991           $13,117            $14,972           $10,232          3.04%           0.29%
    09/30/1991           $13,193            $14,990           $10,277          0.12%           0.44%
    10/31/1991           $13,211            $15,161           $10,293          1.14%           0.15%
    11/30/1991           $13,374            $14,545           $10,323         -4.06%           0.29%
    12/31/1991           $13,288            $15,488           $10,330          6.48%           0.07%
    01/31/1992           $13,954            $16,784           $10,345          8.37%           0.15%
    02/29/1992           $14,348            $17,585           $10,383          4.77%           0.36%
    03/31/1992           $14,847            $17,393           $10,435         -1.09%           0.51%
    04/30/1992           $14,917            $17,151           $10,450         -1.39%           0.14%
    05/31/1992           $14,803            $17,618           $10,465          2.72%           0.14%
    06/30/1992           $14,970            $17,047           $10,502         -3.24%           0.36%
    07/31/1992           $14,908            $17,690           $10,524          3.77%           0.21%
    08/31/1992           $15,837            $17,345           $10,554         -1.95%           0.28%
    09/30/1992           $15,359            $17,672           $10,583          1.89%           0.28%
    10/31/1992           $15,164            $18,084           $10,621          2.33%           0.35%
    11/30/1992           $15,449            $19,204           $10,635          6.19%           0.14%
    12/31/1992           $16,133            $20,001           $10,628          4.15%          -0.07%
    01/31/1993           $17,028            $21,063           $10,680          5.31%           0.49%
    02/28/1993           $17,409            $21,147           $10,717          0.40%           0.35%
    03/31/1993           $17,521            $21,948           $10,755          3.79%           0.35%
    04/30/1993           $18,106            $21,421           $10,785         -2.40%           0.28%
    05/31/1993           $18,060            $22,094           $10,800          3.14%           0.14%
    06/30/1993           $18,573            $22,304           $10,815          0.95%           0.14%
    07/31/1993           $18,798            $22,688           $10,815          1.72%           0.00%
    08/31/1993           $19,388            $23,575           $10,846          3.91%           0.28%
    09/30/1993           $20,925            $24,141           $10,868          2.40%           0.21%
    10/31/1993           $20,954            $24,693           $10,913          2.29%           0.41%
    11/30/1993           $21,603            $24,051           $10,920         -2.60%           0.07%
    12/31/1993           $21,218            $24,758           $10,920          2.94%           0.00%
    01/31/1994           $21,382            $25,642           $10,950          3.57%           0.27%
    02/28/1994           $21,988            $25,568           $10,987         -0.29%           0.34%
    03/31/1994           $21,734            $24,420           $11,025         -4.49%           0.34%
    04/30/1994           $21,018            $24,662           $11,040          0.99%           0.14%
    05/31/1994           $21,283            $24,627           $11,048         -0.14%           0.07%
    06/30/1994           $21,518            $23,984           $11,085         -2.61%           0.34%
    07/31/1994           $21,577            $24,428           $11,115          1.85%           0.27%
    08/31/1994           $22,088            $25,391           $11,160          3.94%           0.40%
    09/30/1994           $22,707            $25,121           $11,190         -1.06%           0.27%
    10/31/1994           $22,687            $24,662           $11,198         -1.83%           0.07%
    11/30/1994           $22,342            $23,668           $11,212         -4.03%           0.13%
    12/31/1994           $21,603            $24,380           $11,212          3.01%           0.00%
    01/31/1995           $21,701            $24,261           $11,257         -0.49%           0.40%
    02/28/1995           $22,354            $25,158           $11,302          3.70%           0.40%
    03/31/1995           $23,348            $25,282           $11,339          0.49%           0.33%
    04/30/1995           $23,840            $26,033           $11,377          2.97%           0.33%
    05/31/1995           $24,625            $26,590           $11,400          2.14%           0.20%
    06/30/1995           $25,138            $27,499           $11,422          3.42%           0.20%
    07/31/1995           $25,722            $28,503           $11,422          3.65%           0.00%
    08/31/1995           $26,338            $29,349           $11,452          2.97%           0.26%
    09/30/1995           $27,035            $29,787           $11,475          1.49%           0.20%
    10/31/1995           $27,336            $28,598           $11,513         -3.99%           0.33%
    11/30/1995           $26,658            $29,733           $11,505          3.97%          -0.07%
    12/31/1995           $27,579            $30,655           $11,497          3.10%          -0.07%
    01/31/1996           $28,222            $30,858           $11,565          0.66%           0.59%
    02/29/1996           $28,359            $31,342           $11,602          1.57%           0.32%
    03/31/1996           $28,560            $32,000           $11,662          2.10%           0.52%
    04/30/1996           $29,269            $32,874           $11,707          2.73%           0.39%
    05/31/1996           $30,022            $33,705           $11,730          2.53%           0.19%
    06/30/1996           $30,605            $33,308           $11,737         -1.18%           0.06%
    07/31/1996           $30,328            $31,536           $11,759         -5.32%           0.19%
    08/31/1996           $29,605            $32,904           $11,781          4.34%           0.19%
    09/30/1996           $30,583            $33,803           $11,819          2.73%           0.32%
    10/31/1996           $30,850            $34,195           $11,857          1.16%           0.32%
    11/30/1996           $31,171            $36,035           $11,879          5.38%           0.19%
    12/31/1996           $32,411            $37,206           $11,879          3.25%           0.00%
    01/31/1997           $33,162            $37,779           $11,917          1.54%           0.32%
    02/28/1997           $34,384            $38,138           $11,954          0.95%           0.31%
    03/31/1997           $34,954            $37,115           $11,984         -2.68%           0.25%
    04/30/1997           $34,288            $37,661           $11,999          1.47%           0.12%
    05/31/1997           $34,125            $40,659           $11,991          7.96%          -0.06%
    06/30/1997           $36,215            $42,716           $12,006          5.06%           0.12%
    07/31/1997           $38,237            $44,510           $12,020          4.20%           0.12%
    08/31/1997           $39,773            $45,218           $12,043          1.59%           0.19%
    09/30/1997           $39,983            $48,225           $12,073          6.65%           0.25%
    10/31/1997           $42,625            $46,913           $12,103         -2.72%           0.25%
    11/30/1997           $41,414            $47,429           $12,096          1.10%          -0.06%
    12/31/1997           $41,190            $49,037           $12,081          3.39%          -0.12%
    01/31/1998           $41,775            $48,150           $12,104         -1.81%           0.19%
    02/28/1998           $41,701            $51,063           $12,127          6.05%           0.19%
    03/31/1998           $44,179            $53,136           $12,150          4.06%           0.19%
    04/30/1998           $45,856            $53,396           $12,172          0.49%           0.18%
    05/31/1998           $46,469            $51,506           $12,194         -3.54%           0.18%
    06/30/1998           $45,869            $51,217           $12,209         -0.56%           0.12%
    07/31/1998           $45,518            $47,207           $12,224         -7.83%           0.12%
    08/31/1998           $43,075            $39,815           $12,238        -15.66%           0.12%
    09/30/1998           $38,452            $42,064           $12,253          5.65%           0.12%
    10/31/1998           $39,345            $43,313           $12,282          2.97%           0.24%
    11/30/1998           $40,113            $44,487           $12,282          2.71%           0.00%
    12/31/1998           $40,704            $45,884           $12,275          3.14%          -0.06%
    01/31/1999           $41,521            $44,842           $12,304         -2.27%           0.24%
    02/28/1999           $41,048            $41,780           $12,319         -6.83%           0.12%
    03/31/1999           $38,762            $41,437           $12,356         -0.82%           0.30%
    04/30/1999           $37,431            $45,220           $12,446          9.13%           0.73%
    05/31/1999           $39,880            $46,609           $12,446          3.07%           0.00%
    06/30/1999           $41,421            $48,296           $12,446          3.62%           0.00%
    07/31/1999           $44,015            $47,151           $12,484         -2.37%           0.30%
    08/31/1999           $43,434            $45,425           $12,514         -3.66%           0.24%
    09/30/1999           $41,388            $44,517           $12,574         -2.00%           0.48%
    10/31/1999           $40,120            $43,627           $12,596         -2.00%           0.18%
    11/30/1999           $39,696            $43,853           $12,604          0.52%           0.06%
    12/31/1999           $40,465            $45,200           $12,604          3.07%           0.00%
    01/31/2000           $40,884            $44,020           $12,642         -2.61%           0.30%
    02/29/2000           $39,622            $46,710           $12,716          6.11%           0.59%
    03/31/2000           $40,588            $46,929           $12,821          0.47%           0.82%
    04/30/2000           $41,221            $47,206           $12,828          0.59%           0.06%
    05/31/2000           $41,692            $46,484           $12,844         -1.53%           0.12%
    06/30/2000           $41,168            $47,841           $12,910          2.92%           0.52%
    07/31/2000           $42,380            $49,434           $12,940          3.33%           0.23%
    08/31/2000           $43,484            $51,644           $12,940          4.47%           0.00%
    09/30/2000           $45,411            $51,350           $13,007         -0.57%           0.52%
    10/31/2000           $48,847            $51,165           $13,030         -0.36%           0.17%


AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                  +16.68%

5-Year                                                                  +11.69%

10-Year                                                                 +17.19%

Since Inception (4/2/90)                                                +13.41%


*Source: Standard and Poor's Micropal. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index, from which the Russell 2000 Value Index is constituted, represents the 2,000 smallest stocks in the Russell 3000 Index, that represent approximately 7% of the U.S. equity market capitalization. The index has been reconstituted annually since 1989.

Past performance does not guarantee future results.

FRANKLIN LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of total net assets in securities of large-capitalization companies that are similar in size to those in the Russell 1000 Index at the time of purchase, and which we believe are undervalued in the marketplace.(1)
--------------------------------------------------------------------------------

We are pleased to bring you the first annual report for Franklin Large Cap Value Fund, covering the period from its June 1, 2000, inception to October 31, 2000.

Major stock indexes changed very little since the Fund commenced operations. However, there was a wide disparity of performance among industry groups. Stocks that benefit from the prospects of lower interest rates due to a slowdown in economic activity, such as financials and utilities, performed best during the period. Utilities also benefited from a shortage of available power in many regions, and many utility companies that supplied merchant or unregulated power to these regions saw sharp increases in their stock prices.


(1) The Russell 1000 Index is designed to measure the 1000 largest companies in the investable U.S. equity market.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 44.

Within this environment, Franklin Large Cap Value Fund - Class A produced a +11.20% cumulative total return for the five months ended October 31, 2000, as shown in the Performance Summary on page 18. By comparison, the Fund's benchmark, the unmanaged Russell 1000(R) Value Index, returned 5.46% for the same period.(2)

We sought to build the Fund's portfolio by selecting a group of large-company stocks, diversified across a number of industries, which we believed were inexpensive relative to their earnings prospects. In this process, we seek to assure accounting integrity, and pay special attention to our analysis concerning the quality of current earnings, making certain that each company's cash flows from continuing operations are strong. We also seek companies that we believe could enhance shareholder value by selling assets not related to core operations, or those utilizing excess cash to buy back stocks. Another characteristic we like to see among the portfolio's companies is a relatively high or improving return on capital.

Some of our strongest performers during the five-month period were financial stocks. These came back into investors' favor as interest-rate concerns subsided following the Fed's rate hike on May 16. Many market participants believed this would be the last of the recent series of rate increases. Fannie Mae (FNMA or Federal National Mortgage Assoc.) and Freddie Mac (FHLMC or Federal Home Loan Mortgage Corp.), two large government-sponsored mortgage agencies, saw their share prices unduly depressed by fears that proposed additional government oversight would limit their growth prospects. However, these concerns

                              PORTFOLIO BREAKDOWN

                         Franklin Large Cap Value Fund
                           Based on Total Net Assets
                                    10/31/00

                                  [BAR CHART]

Finance..................  17.2%
Retail Trade.............  10.4%
Energy Minerals..........   8.3%
Consumer Durables........   7.6%
Transportation...........   6.0%
Producer Manufacturing...   5.5%
Insurance................   5.3%
Communications...........   4.9%
Utilities................   3.9%
Process Industries.......   2.6%
Non-Energy Minerals......   2.5%
Consumer Services........   2.2%
Consumer Non-Durables....   1.6%
Health Technology........   1.6%
Industrial Services......   1.2%
Short Term Investments
  & Other Net Assets.....  19.2%

(2) Source: Standard & Poor's Micropal. The Russell 1000 Value Index is a total return index that comprises stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. The index has been reconstituted annually since 1989. Cumulative total return measures the change in value of an investment for the period indicated and does not include the sales charge. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

TOP 10 EQUITY HOLDINGS
Franklin Large Cap Value Fund
10/31/00

COMPANY                                                                 % OF TOTAL
SECTOR                                                                  NET ASSETS
------                                                                  ----------
Federated Department
Stores Inc.                                                               3.2%
Retail Trade

The TJX Companies Inc.                                                    3.1%
Retail Trade

Conoco Inc.                                                               2.8%
Energy Minerals

Family Dollar Stores Inc.                                                 2.7%
Retail Trade

International Paper Co.                                                   2.6%
Process Industries

Masco Corp.                                                               2.6%
Producer Manufacturing

Weyerhaeuser Co.                                                          2.5%
Non-Energy Minerals

Washington Mutual Inc.                                                    2.5%
Finance

Verizon Communications                                                    2.5%
Communications

Freddie Mac (Federal
Home Loan Mortgage Corp.)                                                 2.5%
Finance

gradually faded, and in late October a compromise was reached that reduced the threat of excessive regulation.

Other financial stocks offering solid returns for the Fund included life insurance companies American General, MetLife and John Hancock Financial. These companies benefited not only from the prospect of lower interest rates, but also by a new realization that they offer solid growth potential through the sale of tax-deferred investment products for the large percentage of Americans who are now approaching retirement age. Another strong performer was Washington Mutual, a large thrift, which enjoyed expansion in its loan business coupled with rising fee income.

Two energy-related companies that performed well were Phillips Petroleum and Duke Energy. Phillips benefited from rising commodity prices and the purchase of Alaskan oil fields from Atlantic Richfield on what were widely perceived as very favorable terms. Duke Energy, traditionally a staunchly regulated electric utility operator, posted impressive results due to rapid expansion within its merchant energy operations, or sales of electricity outside the utility's regulated operations.

TJX Companies, an off-price specialty retailer and one of the Fund's largest holdings, also posted strong results during the period under review. When TJX's stock price dropped soon after our initial purchase, we continued to accumulate shares at depressed prices, convinced that fundamentals were still strong. The stock then rose sharply from its early August lows, confirming our early analysis.

Some of our holdings declined as their earnings fell amid the increasingly difficult economic environment. These stocks included Masco and Leggett & Platt, companies that operate in the home improvement and furniture industries. Convinced that company fundamentals remained intact, we added to both at what we considered attractive prices.

Looking forward, we will continue to stay the course and follow our investment philosophy. Patience is an essential ingredient for success in value investing, and we remain confident that our investment approach will be rewarding over the long term.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN LARGE CAP
VALUE FUND


CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

PERFORMANCE SUMMARY AS OF 10/31/00


Aggregate total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Aggregate Total Return                     +11.20%
Net Asset Value (NAV)                      $11.12 (10/31/00)   $10.00 (6/1/00)
Change in NAV                              +$1.12

CLASS B
Aggregate Total Return                     +11.10%
Net Asset Value (NAV)                      $11.11 (10/31/00)   $10.00 (6/1/00)
Change in NAV                              +$1.11


CLASS C
Aggregate Total Return                     +11.10%
Net Asset Value (NAV)                      $11.11 (10/31/00)   $10.00 (6/1/00)
Change in NAV                              +$1.11

18              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE

AS OF 9/30/00


                                                                    INCEPTION
CLASS A                                                            (6/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                           +5.30%
Aggregate Total Return(2)                                            -0.75%
Value of $10,000 Investment(3)                                      $9,925



                                                                    INCEPTION
CLASS B                                                            (6/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                           +5.20%
Aggregate Total Return(2)                                            +1.20%
Value of $10,000 Investment(3)                                     $10,120


                                                                    INCEPTION
CLASS C                                                             (6/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                          +5.20%
Aggregate Total Return(2)                                           +3.17%
Value of $10,000 Investment(3)                                    $10,317

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Aggregate total return represents the change in value of an investment since the Fund's inception, including the maximum sales charge. Since the Fund has existed for less than one year, average annual total returns are not provided.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated and include the applicable, maximum sales charge(s) for that class.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.                          19

FRANKLIN MICROCAP VALUE FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin MicroCap Value Fund seeks high total return by investing primarily in securities of companies with market capitalizations under $200 million at the time of purchase, and which we believe are undervalued in the marketplace.
--------------------------------------------------------------------------------


It is a pleasure to bring you this annual report for Franklin MicroCap Value Fund, which covers the period ended October 31, 2000.

After two years of unsatisfactory performance, wherein the Fund lost ground not only in absolute terms, but in relation to other investment styles, we are pleased to report that our cumulative total return for the year ended October 31, 2000, was +11.53%. We achieved 8.51% of that gain since our semiannual report dated April 30, 2000. In that same six-month period the Nasdaq Composite Index, which for many investors has come to symbolize "the market," declined 12.31%.(1) In last year's letter we talked about a bear market in small, value stocks. We think our bear market is over.



(1) Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted and includes over 4,800 companies (as of 10/31/00).

Cumulative total return represents the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 47.

LOOKING BACK

Calendar year 1999 was a year of agony for value investors. The negative divergence between the growth and value sub-indexes of the Russell 2000 Index -- meaning how much better small growth stocks did than small value stocks -- ended at about 44.6%, on top of a 7.7% negative divergence in 1998.(2) In the fourth calendar quarter of 1999, which includes the first two months of the Fund's 2000 fiscal year, the comparative underperformance of the value style within the small stock universe was three times worse than in the first nine months. The great driver in the growth area was technology, and in that sector, small-capitalization stocks shot up as fast as large-capitalization stocks. On the value side of the ledger, large cap still beat small cap in 1999.

The first calendar quarter of 2000 was notable for the arrival of take-private transactions among the Fund's holdings involving small, very cheap, "old economy" companies. The deals proffered were mostly at prices below the levels we anticipated when we bought the stocks, although they did represent reasonable premiums to recent trading levels. We interpreted such moves by management to take their companies out of the public markets as a probable bottom in prices. We looked for improving premiums on subsequent deals to attract investors back to small, value stocks.




PORTFOLIO BREAKDOWN
Franklin MicroCap Value Fund
Based on Total Net Assets
10/31/00

Consumer Non-Durables                                                      10.6%
Finance                                                                     9.6%
Retail Trade                                                                9.0%
Utilities                                                                   8.0%
Consumer Durables                                                           7.8%
Producer Manufacturing                                                      7.3%
Electronic Technology                                                       6.9%
Industrial Services                                                         5.9%
Process Industries                                                          4.9%
Energy Minerals                                                             4.8%
Non-Energy Minerals                                                         4.5%
Transportation                                                              3.9%
Communications                                                              2.9%
Consumer Services                                                           2.7%
Communication Services                                                      2.6%
Distribution Services                                                       0.9%
Health Technology                                                           0.6%
Short-Term Investments & Other Net Assets                                   7.1%

(2) The Russell 2000 Index represents the 2000 smallest stocks in the Russell 3000 Index, comprising approximately 7% of the U.S. equity market capitalization. The index has been reconstituted annually since 1989.

TOP 10 HOLDINGS
Franklin MicroCap Value Fund
10/31/00

COMPANY                                                               % OF TOTAL
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Maynard Oil Co.                                                             4.3%
Energy Minerals

Bangor Hydro-Electric Co.                                                   3.1%
Utilities

Atlantic Tele-Network Inc.                                                  2.9%
Communications

Seneca Foods Corp.                                                          2.8%
Consumer Non-Durables

Zemex Corp.                                                                 2.8%
Non-Energy Minerals

Casino Data Systems                                                         2.7%
Consumer Services

Courier Corp.                                                               2.6%
Commercial Services

McNaughton Apparel
Group Inc.                                                                  2.4%
Consumer Non-Durables

Roy F. Weston Inc.                                                          2.4%
Industrial Services

Allen Organ Co.                                                             2.4%
Consumer Durables

The second calendar quarter of 2000 was notable for volatile markets and for the fact that value stocks fared relatively well. Among smaller companies, as represented by the Russell 2000 Index, the value component was up 2.0% compared with a drop of 7.4% for the growth component, thereby winning back a portion of the huge lead growth had accumulated over several quarters. Deals were accelerating.

The third calendar quarter of 2000 increased our confidence that the dark days were over from our "value" perspective. The Russell 2000 Value Index outperformed the Growth Index by 11.3% (+7.34% for Value, -3.97% for Growth).(3) According to Morgan Stanley Dean Witter, this was "the best relative outperformance by value since the start of the style indexes in 1993." It was also the first time the value sub-index had beaten growth for two successive quarters since 1998.

For the month of October, the Fund's cumulative total return was down 3.03% as compared to -0.36% for the Russell 2000 Value Index, and -8.12% for the Russell 2000 Growth Index.(3) October was more difficult for small companies than for large, possibly because the effects of tax-motivated sales are generally more pronounced where liquidity is poorer. We look forward to the annual rebound from tax selling known as the "January effect," which is also more pronounced among smaller companies.

TODAY'S OPPORTUNITIES(4)

We are seeing opportunities among well-established, well-positioned companies. We have witnessed a prolonged period where investors who ignored the "safety first" principles we live


(3) Source: Standard & Poor's Micropal. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

(4) If not stated otherwise, all figures are quoted as of 10/31/00.

by realized immense returns. The situations we look for do not hold out the prospect of the returns "momentum" strategies have racked up over the last few years. Ironically, that perception may have lowered our returns as the tidal pull of capital into already expensive (by our lights) stocks and away from out-of-favor value portfolios further depressed the prices of value stocks. We note that fund flows -- new money from investors -- continued to favor momentum/growth vehicles over value funds even during the recent period of value outperformance. However, according to Morgan Stanley Dean Witter, the last week of our fiscal year was the first week of positive cash flow for value funds since August 1999. Money flows generally follow performance, and we would expect capital flows back into value funds to improve valuations. The notes that follow are intended to highlight the attractive valuations in Franklin MicroCap Value Fund on October 31, 2000.

Franklin MicroCap Value Fund's portfolio was priced at roughly 10%-20% below book value and a 9.3 price-to-earnings (P/E) ratio. The average beta (a statistical measure of market risk) was 0.44, which is considered low. Even these broad figures somewhat overstate the portfolio valuation, because slightly more than 15% of the Fund's total net assets were invested in companies that have agreed to buyouts, or have announced strategic reviews where outright sale or liquidation is explicitly an option. We are not arbitrageurs who buy shares after a deal is announced, but we often hold positions until deals are finalized, for tax or other purposes. In all, there were 11 buyout announcements in Franklin MicroCap Value Fund in 2000.


WHAT IS BOOK VALUE?

Shareholder equity is total assets minus total liabilities. Book value per share is common shareholder's equity divided by common shares outstanding.

Schultz Sav-O Stores is a grocery retailer and distributor based in Sheboygan, Wisconsin. At $11.00, Schultz was trading at 8.2 times earnings and a modest premium to book value. Schultz, although engaged in strenuous competition with larger chains, is quite profitable. It easily earns its cost of capital despite sitting on a cash hoard equal to about $6.00 per share. The main problem at Schultz is winning new independent grocers to its distribution business, where it makes its best returns. We think that the company may be sold if management can not find other sound opportunities to increase shareholder value.

Kenan Transport operates a fleet of 1,031 tanker trucks that carry petroleum products throughout a 32-state territory that accounts for 80% of U.S. gasoline consumption. Kenan was earning at around a $2.20 annual rate, so the stock was trading at about 10-11 times earnings. Book value was approximately $25.50, and the balance sheet was clean, with only 10% debt to capitalization after substantial expenditures to increase capacity. A major driver of sales is the company's logistics management ability. Based on recent capacity additions and the lag effect of recovering higher fuel prices from customers, Kenan should enjoy faster earnings growth and increasing free cash flow over the next few years.

In the semiannual report we described Hardinge Inc., a manufacturer of machine tools and accessories. At that time, we stated our belief that the down cycle for Hardinge's machine tools was about over. Six months later, at the Fund's fiscal year end, sales and earnings had begun to turn up, and the stock was still very cheap at only four times projected peak earnings. We are comfortable waiting with a cyclical company that hasn't had a losing month in 50 years.

Hancock Fabrics is a retailer and wholesaler of fabrics and related accessories for home sewing and decorating. Trading at slightly over book value, and only 8 times earnings, Hancock has already emerged from a slump related to price deflation in fabric following the Asian currency crisis of 1998. Hancock's operating margin went from 6.5% in 1997, to 3.4% last year. Same store sales were tracking higher with less promotion, margins were expanding and inventory turns were improving.

Looking forward, we think the picture is bright for owners of these very cheap stocks. We are encouraged by opportunities for investing in strong companies that fit our value criteria and for adding to existing positions whose merit may not be reflected in current prices, and we will adhere to our value investment philosophy.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MICROCAP VALUE FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns.
--------------------------------------------------------------------------------

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 10/31/00

One-year total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return               +11.53%
Net Asset Value (NAV)               $18.88 (10/31/00)          $18.41 (10/31/99)
Change in NAV                       +$0.47
Distributions (11/1/99-10/31/00)    Long-Term Capital Gain     $1.4734

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                     INCEPTION
CLASS A                                    1-YEAR        3-YEAR      (12/12/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                 +13.23%       -0.11%       +68.41%
Average Annual Total Return(2)              +6.72%       -2.00%       +10.09%
Value of $10,000 Investment(3)             $10,672       $9,413       $15,867

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, maximum sales charge.


Franklin MicroCap Value Fund paid distributions derived from long-term capital gains of $1.4734 per share in November 1999. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of inflation.

CLASS A (12/12/95 - 10/31/00)

                                    [GRAPH]


2. This graph compares the performance of Franklin MicroCap Value Fund, as tracked by the growth in value of a $10,000 investment, to that of the Russell 2000 Value Index and CPI from 12/12/95 - 10/31/00.

                           Franklin MicroCap    Russell 2000 Value                Russell 2000
       Date                   Value Fund             Index            CPI        Value Index $T    CPI %
---------------------------------------------------------------------------------------------------------
    12/12/1995                   $9,422              $10,000        $10,000
    12/31/1995                   $9,560              $10,190         $9,996            1.90%      -0.04%
    01/31/1996                   $9,585              $10,257        $10,055            0.66%       0.59%
    02/29/1996                   $9,856              $10,418        $10,087            1.57%       0.32%
    03/31/1996                  $10,629              $10,637        $10,140            2.10%       0.52%
    04/30/1996                  $11,139              $10,927        $10,179            2.73%       0.39%
    05/31/1996                  $11,429              $11,204        $10,198            2.53%       0.19%
    06/30/1996                  $11,416              $11,072        $10,205           -1.18%       0.06%
    07/31/1996                  $11,082              $10,483        $10,224           -5.32%       0.19%
    08/31/1996                  $11,246              $10,938        $10,243            4.34%       0.19%
    09/30/1996                  $11,499              $11,236        $10,276            2.73%       0.32%
    10/31/1996                  $11,657              $11,367        $10,309            1.16%       0.32%
    11/30/1996                  $12,042              $11,978        $10,329            5.38%       0.19%
    12/31/1996                  $12,152              $12,367        $10,329            3.25%       0.00%
    01/31/1997                  $12,515              $12,558        $10,362            1.54%       0.32%
    02/28/1997                  $12,735              $12,677        $10,394            0.95%       0.31%
    03/31/1997                  $12,489              $12,337        $10,420           -2.68%       0.25%
    04/30/1997                  $12,204              $12,519        $10,432            1.47%       0.12%
    05/31/1997                  $12,917              $13,515        $10,426            7.96%      -0.06%
    06/30/1997                  $13,571              $14,199        $10,439            5.06%       0.12%
    07/31/1997                  $14,070              $14,796        $10,451            4.20%       0.12%
    08/31/1997                  $14,466              $15,031        $10,471            1.59%       0.19%
    09/30/1997                  $15,885              $16,030        $10,497            6.65%       0.25%
    10/31/1997                  $15,742              $15,594        $10,523           -2.72%       0.25%
    11/30/1997                  $15,619              $15,766        $10,517            1.10%      -0.06%
    12/31/1997                  $15,520              $16,300        $10,504            3.39%      -0.12%
    01/31/1998                  $15,375              $16,005        $10,524           -1.81%       0.19%
    02/28/1998                  $16,066              $16,974        $10,544            6.05%       0.19%
    03/31/1998                  $16,917              $17,663        $10,564            4.06%       0.19%
    04/30/1998                  $17,712              $17,749        $10,583            0.49%       0.18%
    05/31/1998                  $17,449              $17,121        $10,603           -3.54%       0.18%
    06/30/1998                  $16,979              $17,025        $10,615           -0.56%       0.12%
    07/31/1998                  $16,336              $15,692        $10,628           -7.83%       0.12%
    08/31/1998                  $13,881              $13,235        $10,641          -15.66%       0.12%
    09/30/1998                  $13,853              $13,982        $10,653            5.65%       0.12%
    10/31/1998                  $14,019              $14,398        $10,679            2.97%       0.24%
    11/30/1998                  $14,413              $14,788        $10,679            2.71%       0.00%
    12/31/1998                  $14,471              $15,252        $10,673            3.14%      -0.06%
    01/31/1999                  $14,598              $14,906        $10,698           -2.27%       0.24%
    02/28/1999                  $13,879              $13,888        $10,711           -6.83%       0.12%
    03/31/1999                  $13,392              $13,774        $10,743           -0.82%       0.30%
    04/30/1999                  $14,179              $15,032        $10,822            9.13%       0.73%
    05/31/1999                  $14,891              $15,493        $10,822            3.07%       0.00%
    06/30/1999                  $15,220              $16,054        $10,822            3.62%       0.00%
    07/31/1999                  $15,415              $15,673        $10,854           -2.37%       0.30%
    08/31/1999                  $15,056              $15,100        $10,880           -3.66%       0.24%
    09/30/1999                  $14,014              $14,798        $10,932           -2.00%       0.48%
    10/31/1999                  $13,797              $14,502        $10,952           -2.00%       0.18%
    11/30/1999                  $13,936              $14,577        $10,959            0.52%       0.06%
    12/31/1999                  $13,895              $15,025        $10,959            3.07%       0.00%
    01/31/2000                  $14,417              $14,633        $10,992           -2.61%       0.30%
    02/29/2000                  $14,637              $15,527        $11,056            6.11%       0.59%
    03/31/2000                  $14,751              $15,600        $11,147            0.47%       0.82%
    04/30/2000                  $14,213              $15,692        $11,154            0.59%       0.06%
    05/31/2000                  $14,286              $15,452        $11,167           -1.53%       0.12%
    06/30/2000                  $14,816              $15,903        $11,225            2.92%       0.52%
    07/31/2000                  $14,995              $16,432        $11,251            3.33%       0.23%
    08/31/2000                  $15,908              $17,167        $11,251            4.47%       0.00%
    09/30/2000                  $15,867              $17,069        $11,310           -0.57%       0.52%
    10/31/2000                  $15,387              $17,008        $11,329           -0.36%       0.17%

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                    +5.13%

3-Year                                                                    -2.70%

Since Inception (12/12/95)                                                +9.22%

*Source: Standard and Poor's Micropal. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index, from which the Russell 2000 Value Index is constituted, represents the 2,000 smallest stocks in the Russell 3000 Index, that represent approximately 7% of the U.S. equity market capitalization. The index has been reconstituted annually since 1989.


Past performance does not guarantee future results.

FRANKLIN VALUE FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Value Fund seeks long-term total return by investing in the securities of companies that we believe are undervalued.
--------------------------------------------------------------------------------

During the first half of the year under review, the disparity in the price-to-earnings component between value and growth stocks registered the widest gap in the market's history. Value stocks, however, did return to favor in the second and third quarters of 2000, when many "new economy" growth stocks were besieged by lowered profit expectations, investors' growing interest-rate concerns and the widespread perception that the growth rates priced into these issues were largely unsustainable. The popular media referred to the boom of new economy issues as a "technology bubble," attributable to a frenzy of speculative trading activity in Internet, media, telecommunications and other technology-related issues.

Within this challenging environment for domestic equity markets, Franklin Value Fund - Class A produced a +20.72% cumulative total return for the 12 months ended October 31,


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 54.

2000. By comparison, the Fund's benchmark, the Russell 2000 Value Index, returned 17.30% during the same period.(1)

Our value investment strategy focuses on a broad category of what we believe to be bargain stocks. Some sell at a low price-to-earnings, cash flow or book value relative to where they traded in the past or to other companies in the industry. Others have overlooked assets such as land or tax-loss carry forwards, or valuable intangibles such as patents or distribution networks that may not be fully represented in their stock prices. Still others are "fallen angels" -- former growth companies suffering short-term setbacks and sharp price declines, but which we believe still have significant long-term potential. As a rule, these stocks are out of favor with Wall Street when we buy them, which is why we can pick them up at bargain prices. If these companies perform as expected, investors or strategic buyers will often discover them and bid up the prices of our holdings.

As the chart on page 31 shows, on October 31, 2000, the Fund's largest sector weighting was financial services companies at 24.3% of the Fund's total net assets. This significant exposure to a single sector may result in the Fund's experiencing greater volatility than a fund with a more broadly diversified portfolio.(2)

WHAT DO "BOOK VALUE" AND "TANGIBLE BOOK VALUE" MEAN?

Book value is a company's worth based on the value of its assets minus its liabilities as they are stated on its balance sheet. Tangible book value excludes intangible items such as patents and goodwill. Comparing a company's stock price to its book value per share is a common method of determining how "expensive" a stock is. Stocks with a low price-to-book value per share are generally considered to be value stocks.


(1) Source: Standard & Poor's Micropal. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index, from which the Russell 2000 Value Index is constituted, represents the 2,000 smallest stocks in the Russell 3000 Index, that represent approximately 7% of U.S. equity market capitalization. Cumulative total return represents the change in value of an investment and does not include the sales charge. The index has been reconstituted annually since 1989. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

(2) There are specific risks to investing in the financial services industry, which is sensitive to changes in interest rates, subject to extensive government regulation, and recently has undergone rapid change related to consolidations and changes to its regulatory framework.

TOP 10 HOLDINGS
Franklin Value Fund
10/31/00

COMPANY                                                               % OF TOTAL
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
D.R. Horton Inc.                                                            3.0%
Consumer Durables

The TJX Companies Inc.                                                      3.0%
Retail Trade

JLG Industries Inc.                                                         3.0%
Producer Manufacturing

Allstate Corp.                                                              3.0%
Finance

National Commerce Bancorp.                                                  2.9%
Finance

Presidential Life Corp.                                                     2.6%
Finance

Washington Mutual Inc.                                                      2.5%
Finance

Professionals Group Inc.                                                    2.5%
Finance

Family Dollar Stores                                                        2.4%
Retail Trade

Teekay Shipping Corp.                                                       2.3%
Transportation

During the reporting period, we focused new purchases on companies possessing what we consider as strong financials, quality management and bargain prices. Two examples are National Commerce Bancorporation (NCBC) and Tommy Hilfiger. NCBC, a $16 billion multi-bank holding company, has increased its dividend for 25 consecutive years and over the last 25 years has been able to grow its net income at an annual compounded rate greater than 15%, focusing on supermarket branches. NCBC had a return on equity of 21.55% versus a bank average of 15.63% for 1999, and NCBC traded at only 13 times 2001 estimated earnings during the period. Tommy Hilfiger, the popular fashion designer, creates and markets men's, women's and children's sportswear through its subsidiaries and retail stores worldwide. Tommy had eight consecutive years of record earnings until it slipped during its last fiscal year. At less than 8 times this year's earnings estimates and less than 1 times book value, Tommy appears to be extremely attractive.

Although value investing was out of favor for approximately half of the reporting period, strategic buyers were still busy picking up bargains. Consequently, nine of the Fund's holdings announced that they would be acquired during the period, almost all at premiums over the prior day's closing price. Our oil-drilling and oil-services stocks also performed well during the period, as oil prices continued to climb.

Looking forward, we are confident that with the increase in market volatility investors will continue to return to rational valuations and common-sense investing. We remain steadfast and committed to our value investment strategy and believe Franklin Value Fund provides shareholders with a portfolio of well-managed, financially sound companies with the potential for solid earnings growth and stock price appreciation over the long term.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Value Fund
Based on Total Net Assets
10/31/00

Finance                                                                    24.3%

Producer Manufacturing                                                     18.4%

Transportation                                                              9.5%

Industrial Services                                                         7.9%

Consumer Durables                                                           7.4%

Consumer Non-Durables                                                       7.2%

Retail Trade                                                                6.1%

Electronic Technology                                                       3.8%

Non-Energy Minerals                                                         3.6%

Energy Minerals                                                             2.2%

Process Industries                                                          2.0%

Consumer Services                                                           1.6%

Technology Services                                                         1.6%

Health Technology                                                           1.0%

Bonds                                                                       0.7%

Short-Term Investments & Other Net Assets                                   2.7%

FRANKLIN VALUE FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/00

One-year total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return            +20.72%
Net Asset Value (NAV)            $20.86 (10/31/00)            $17.28 (10/31/99)
Change in NAV                    +$3.58

CLASS B
One-Year Total Return            +19.97%
Net Asset Value (NAV)            $20.61 (10/31/00)            $17.18 (10/31/99)
Change in NAV                    +$3.43

CLASS C
One-Year Total Return            +19.93%
Net Asset Value (NAV)            $20.40 (10/31/00)            $17.01 (10/31/99)
Change in NAV                    +$3.39

ADVISOR CLASS
One-Year Total Return            +21.16%
Net Asset Value (NAV)            $21.13 (10/31/00)            $17.44 (10/31/99)
Change in NAV                    +$3.69

              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                       INCEPTION
CLASS A                               1-YEAR            3-YEAR         (3/11/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +17.88%          -19.32%          +42.50%
Average Annual Total Return(2)        +11.11%           -8.72%           +6.68%
Value of $10,000 Investment(3)        $11,111          $7,605           $13,427

                                                                       INCEPTION
CLASS B                                                1-YEAR          (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                             +17.11%          +10.53%
Average Annual Total Return(2)                         +13.11%           +3.68%
Value of $10,000 Investment(3)                         $11,311          $10,653

                                                                       INCEPTION
CLASS C                               1-YEAR           3-YEAR          (9/3/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +17.10%          -20.83%          +27.27%
Average Annual Total Return(2)        +14.96%           -7.80%           +5.84%
Value of $10,000 Investment(3)        $11,496          $7,837           $12,603

                                                                       INCEPTION
ADVISOR CLASS(4)                      1-YEAR           3-YEAR          (3/11/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +18.36%          -18.37%          +45.77%
Average Annual Total Return(2)        +18.36%           -6.54%           +8.62%
Value of $10,000 Investment(3)        $11,836          $8,163           $14,577

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +12.85% and +3.28%.


--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN VALUE FUND

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                   +13.80%

3-Year                                                                    -6.85%

Since Inception (3/11/96)                                                 +6.96%

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS B
--------------------------------------------------------------------------------
1-Year                                                                   +15.97%

Since Inception (1/1/99)                                                  +4.52%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of inflation.

CLASS A (3/11/96 - 10/31/00)


                                    [GRAPH]


3. The following line graph compares the performance of the Franklin Value Fund's Class A shares to that of the Russell 2000 Value Index and to the Consumer Price Index based on a $10,000 investment from 3/11/96 to 10/31/00.

                      Franklin Value     Russell 2000                   Russell 2000
       Date           Fund - Class A     Value Index         CPI       Value Index $T       CPI %
--------------------------------------------------------------------------------------------------
    03/11/1996              $9,422          $10,000        $10,000
    03/31/1996              $9,541          $10,135        $10,034          1.35%           0.34%
    04/30/1996             $10,025          $10,412        $10,073          2.73%           0.39%
    05/31/1996             $10,295          $10,675        $10,092          2.53%           0.19%
    06/30/1996             $10,088          $10,549        $10,098         -1.18%           0.06%
    07/31/1996              $9,717           $9,988        $10,118         -5.32%           0.19%
    08/31/1996             $10,308          $10,421        $10,137          4.34%           0.19%
    09/30/1996             $10,629          $10,706        $10,169          2.73%           0.32%
    10/31/1996             $10,806          $10,830        $10,202          1.16%           0.32%
    11/30/1996             $11,581          $11,413        $10,221          5.38%           0.19%
    12/31/1996             $12,171          $11,784        $10,221          3.25%           0.00%
    01/31/1997             $12,680          $11,965        $10,254          1.54%           0.32%
    02/28/1997             $12,757          $12,079        $10,286          0.95%           0.31%
    03/31/1997             $12,298          $11,755        $10,311         -2.68%           0.25%
    04/30/1997             $12,182          $11,928        $10,324          1.47%           0.12%
    05/31/1997             $13,317          $12,877        $10,317          7.96%          -0.06%
    06/30/1997             $14,163          $13,529        $10,330          5.06%           0.12%
    07/31/1997             $15,215          $14,097        $10,342          4.20%           0.12%
    08/31/1997             $15,673          $14,321        $10,362          1.59%           0.19%
    09/30/1997             $16,641          $15,274        $10,388          6.65%           0.25%
    10/31/1997             $15,931          $14,858        $10,414         -2.72%           0.25%
    11/30/1997             $15,764          $15,022        $10,408          1.10%          -0.06%
    12/31/1997             $15,746          $15,531        $10,395          3.39%          -0.12%
    01/31/1998             $15,485          $15,250        $10,415         -1.81%           0.19%
    02/28/1998             $16,196          $16,172        $10,435          6.05%           0.19%
    03/31/1998             $16,756          $16,829        $10,454          4.06%           0.19%
    04/30/1998             $16,697          $16,911        $10,473          0.49%           0.18%
    05/31/1998             $15,635          $16,313        $10,492         -3.54%           0.18%
    06/30/1998             $14,899          $16,221        $10,505         -0.56%           0.12%
    07/31/1998             $13,310          $14,951        $10,517         -7.83%           0.12%
    08/31/1998             $10,906          $12,610        $10,530        -15.66%           0.12%
    09/30/1998             $11,127          $13,322        $10,543          5.65%           0.12%
    10/31/1998             $11,713          $13,718        $10,568          2.97%           0.24%
    11/30/1998             $11,818          $14,090        $10,568          2.71%           0.00%
    12/31/1998             $12,006          $14,532        $10,561          3.14%          -0.06%
    01/31/1999             $11,868          $14,202        $10,587         -2.27%           0.24%
    02/28/1999             $10,722          $13,232        $10,600         -6.83%           0.12%
    03/31/1999             $10,820          $13,124        $10,631         -0.82%           0.30%
    04/30/1999             $11,901          $14,322        $10,709          9.13%           0.73%
    05/31/1999             $12,294          $14,762        $10,709          3.07%           0.00%
    06/30/1999             $12,995          $15,296        $10,709          3.62%           0.00%
    07/31/1999             $12,654          $14,934        $10,741         -2.37%           0.30%
    08/31/1999             $12,183          $14,387        $10,767         -3.66%           0.24%
    09/30/1999             $11,390          $14,099        $10,819         -2.00%           0.48%
    10/31/1999             $11,318          $13,817        $10,838         -2.00%           0.18%
    11/30/1999             $11,423          $13,889        $10,845          0.52%           0.06%
    12/31/1999             $11,907          $14,316        $10,845          3.07%           0.00%
    01/31/2000             $10,932          $13,942        $10,877         -2.61%           0.30%
    02/29/2000             $11,187          $14,794        $10,941          6.11%           0.59%
    03/31/2000             $12,176          $14,863        $11,031          0.47%           0.82%
    04/30/2000             $12,438          $14,951        $11,038          0.59%           0.06%
    05/31/2000             $12,752          $14,722        $11,051         -1.53%           0.12%
    06/30/2000             $12,412          $15,152        $11,108          2.92%           0.52%
    07/31/2000             $12,549          $15,657        $11,134          3.33%           0.23%
    08/31/2000             $13,473          $16,357        $11,134          4.47%           0.00%
    09/30/2000             $13,427          $16,263        $11,192         -0.57%           0.52%
    10/31/2000             $13,662          $16,205        $11,211         -0.36%           0.17%

CLASS B (1/1/99 - 10/31/00)

                                    [GRAPH]


4. The following line graph compares the performance of the Franklin Value Fund's Class B shares to that of the Russell 2000 Value Index and to the Consumer Price Index based on a $10,000 investment from 1/1/99 to 10/31/00.

                          Franklin
                         Value Fund -  Russell 2000                    Russell 2000
      Date                 Class B     Value Index        CPI            Value $T       CPI %
----------------------------------------------------------------------------------------------
    01/01/1999            $10,000        $10,000        $10,000
    01/31/1999             $9,880         $9,773        $10,024           -2.27%        0.24%
    02/28/1999             $8,925         $9,106        $10,036           -6.83%        0.12%
    03/31/1999             $9,007         $9,031        $10,066           -0.82%        0.30%
    04/30/1999             $9,891         $9,855        $10,140            9.13%        0.73%
    05/31/1999            $10,213        $10,158        $10,140            3.07%        0.00%
    06/30/1999            $10,786        $10,526        $10,140            3.62%        0.00%
    07/31/1999            $10,502        $10,276        $10,170           -2.37%        0.30%
    08/31/1999            $10,098         $9,900        $10,194           -3.66%        0.24%
    09/30/1999             $9,438         $9,702        $10,243           -2.00%        0.48%
    10/31/1999             $9,373         $9,508        $10,262           -2.00%        0.18%
    11/30/1999             $9,454         $9,557        $10,268            0.52%        0.06%
    12/31/1999             $9,853         $9,851        $10,268            3.07%        0.00%
    01/31/2000             $9,040         $9,594        $10,299           -2.61%        0.30%
    02/29/2000             $9,247        $10,180        $10,360            6.11%        0.59%
    03/31/2000            $10,060        $10,228        $10,444            0.47%        0.82%
    04/30/2000            $10,262        $10,288        $10,451            0.59%        0.06%
    05/31/2000            $10,524        $10,131        $10,463           -1.53%        0.12%
    06/30/2000            $10,235        $10,427        $10,518            2.92%        0.52%
    07/31/2000            $10,344        $10,774        $10,542            3.33%        0.23%
    08/31/2000            $11,097        $11,255        $10,542            4.47%        0.00%
    09/30/2000            $11,053        $11,191        $10,597           -0.57%        0.52%
    10/31/2000            $10,844        $11,151        $10,615           -0.36%        0.17%

              Past performance does not guarantee future results.

CLASS C (9/3/96 - 10/31/00)


                                    [GRAPH]


5. The following line graph compares the performance of the Franklin Value Fund's Class C shares to that of the Russell 2000 Value Index and to the Consumer Price Index based on a $10,000 investment from 9/3/96 to 10/31/00.

                   Franklin Value      Russell 2000                 Russell 2000
       Date        Fund - Class C      Value Index       CPI          Value $T         CPI %
-------------------------------------------------------------------------------------------------
    09/03/1996         $9,903            $10,000       $10,000
    09/30/1996         $10,241           $10,273       $10,032          2.73%         0.32%
    10/31/1996         $10,405           $10,392       $10,064          1.16%         0.32%
    11/30/1996         $11,146           $10,951       $10,083          5.38%         0.19%
    12/31/1996         $11,695           $11,307       $10,083          3.25%         0.00%
    01/31/1997         $12,185           $11,481       $10,115          1.54%         0.32%
    02/28/1997         $12,247           $11,590       $10,147          0.95%         0.31%
    03/31/1997         $11,801           $11,280       $10,172         -2.68%         0.25%
    04/30/1997         $11,683           $11,446       $10,184          1.47%         0.12%
    05/31/1997         $12,767           $12,357       $10,178          7.96%        -0.06%
    06/30/1997         $13,572           $12,982       $10,191          5.06%         0.12%
    07/31/1997         $14,570           $13,527       $10,203          4.20%         0.12%
    08/31/1997         $15,003           $13,742       $10,222          1.59%         0.19%
    09/30/1997         $15,920           $14,656       $10,248          6.65%         0.25%
    10/31/1997         $15,239           $14,257       $10,273         -2.72%         0.25%
    11/30/1997         $15,065           $14,414       $10,267          1.10%        -0.06%
    12/31/1997         $15,041           $14,903       $10,255          3.39%        -0.12%
    01/31/1998         $14,791           $14,633       $10,274         -1.81%         0.19%
    02/28/1998         $15,460           $15,518       $10,294          6.05%         0.19%
    03/31/1998         $15,985           $16,149       $10,313          4.06%         0.19%
    04/30/1998         $15,922           $16,228       $10,332          0.49%         0.18%
    05/31/1998         $14,897           $15,653       $10,351         -3.54%         0.18%
    06/30/1998         $14,191           $15,566       $10,363         -0.56%         0.12%
    07/31/1998         $12,673           $14,347       $10,375         -7.83%         0.12%
    08/31/1998         $10,373           $12,100       $10,388        -15.66%         0.12%
    09/30/1998         $10,586           $12,784       $10,400          5.65%         0.12%
    10/31/1998         $11,135           $13,163       $10,425          2.97%         0.24%
    11/30/1998         $11,229           $13,520       $10,425          2.71%         0.00%
    12/31/1998         $11,403           $13,945       $10,419          3.14%        -0.06%
    01/31/1999         $11,265           $13,628       $10,444         -2.27%         0.24%
    02/28/1999         $10,172           $12,697       $10,457         -6.83%         0.12%
    03/31/1999         $10,260           $12,593       $10,488         -0.82%         0.30%
    04/30/1999         $11,278           $13,743       $10,565          9.13%         0.73%
    05/31/1999         $11,642           $14,165       $10,565          3.07%         0.00%
    06/30/1999         $12,302           $14,678       $10,565          3.62%         0.00%
    07/31/1999         $11,975           $14,330       $10,596         -2.37%         0.30%
    08/31/1999         $11,516           $13,805       $10,622         -3.66%         0.24%
    09/30/1999         $10,762           $13,529       $10,673         -2.00%         0.48%
    10/31/1999         $10,687           $13,259       $10,692         -2.00%         0.18%
    11/30/1999         $10,781           $13,328       $10,698          0.52%         0.06%
    12/31/1999         $11,227           $13,737       $10,698          3.07%         0.00%
    01/31/2000         $10,304           $13,378       $10,730         -2.61%         0.30%
    02/29/2000         $10,536           $14,196       $10,794          6.11%         0.59%
    03/31/2000         $11,466           $14,262       $10,882          0.47%         0.82%
    04/30/2000         $11,705           $14,346       $10,889          0.59%         0.06%
    05/31/2000         $12,000           $14,127       $10,902         -1.53%         0.12%
    06/30/2000         $11,667           $14,539       $10,958          2.92%         0.52%
    07/31/2000         $11,793           $15,024       $10,984          3.33%         0.23%
    08/31/2000         $12,654           $15,695       $10,984          4.47%         0.00%
    09/30/2000         $12,603           $15,606       $11,041         -0.57%         0.52%
    10/31/2000         $12,817           $15,550       $11,060         -0.36%         0.17%

ADVISOR CLASS (3/11/96 - 10/31/00)**


                                    [GRAPH]

6. The following line graph compares the performance of the Franklin Value Fund's Advisor Class shares to that of the Russell 2000 Value Index and to the Consumer Price Index based on a $10,000 investment from 3/11/96 to 10/31/00.

                   Franklin Value
                   Fund - Advisor    Russell 2000                   Russell 2000
      Date             Class         Value Index        CPI       Value Index $T      CPI %
------------------------------------------------------------------------------------------------
   03/11/1996         $10,000           $10,000       $10,000
   03/31/1996         $10,127           $10,135       $10,034          1.35%         0.34%
   04/30/1996         $10,640           $10,412       $10,073          2.73%         0.39%
   05/31/1996         $10,927           $10,675       $10,092          2.53%         0.19%
   06/30/1996         $10,707           $10,549       $10,098         -1.18%         0.06%
   07/31/1996         $10,312           $9,988        $10,118         -5.32%         0.19%
   08/31/1996         $10,940           $10,421       $10,137          4.34%         0.19%
   09/30/1996         $11,281           $10,706       $10,169          2.73%         0.32%
   10/31/1996         $11,469           $10,830       $10,202          1.16%         0.32%
   11/30/1996         $12,291           $11,413       $10,221          5.38%         0.19%
   12/31/1996         $12,918           $11,784       $10,221          3.25%         0.00%
   01/31/1997         $13,464           $11,965       $10,254          1.54%         0.32%
   02/28/1997         $13,546           $12,079       $10,286          0.95%         0.31%
   03/31/1997         $13,063           $11,755       $10,311         -2.68%         0.25%
   04/30/1997         $12,940           $11,928       $10,324          1.47%         0.12%
   05/31/1997         $14,152           $12,877       $10,317          7.96%        -0.06%
   06/30/1997         $15,053           $13,529       $10,330          5.06%         0.12%
   07/31/1997         $16,185           $14,097       $10,342          4.20%         0.12%
   08/31/1997         $16,679           $14,321       $10,362          1.59%         0.19%
   09/30/1997         $17,716           $15,274       $10,388          6.65%         0.25%
   10/31/1997         $16,961           $14,858       $10,414         -2.72%         0.25%
   11/30/1997         $16,789           $15,022       $10,408          1.10%        -0.06%
   12/31/1997         $16,775           $15,531       $10,395          3.39%        -0.12%
   01/31/1998         $16,512           $15,250       $10,415         -1.81%         0.19%
   02/28/1998         $17,267           $16,172       $10,435          6.05%         0.19%
   03/31/1998         $17,870           $16,829       $10,454          4.06%         0.19%
   04/30/1998         $17,814           $16,911       $10,473          0.49%         0.18%
   05/31/1998         $16,685           $16,313       $10,492         -3.54%         0.18%
   06/30/1998         $15,902           $16,221       $10,505         -0.56%         0.12%
   07/31/1998         $14,211           $14,951       $10,517         -7.83%         0.12%
   08/31/1998         $11,654           $12,610       $10,530        -15.66%         0.12%
   09/30/1998         $11,897           $13,322       $10,543          5.65%         0.12%
   10/31/1998         $12,521           $13,718       $10,568          2.97%         0.24%
   11/30/1998         $12,638           $14,090       $10,568          2.71%         0.00%
   12/31/1998         $12,845           $14,532       $10,561          3.14%        -0.06%
   01/31/1999         $12,699           $14,202       $10,587         -2.27%         0.24%
   02/28/1999         $11,480           $13,232       $10,600         -6.83%         0.12%
   03/31/1999         $11,591           $13,124       $10,631         -0.82%         0.30%
   04/30/1999         $12,755           $14,322       $10,709          9.13%         0.73%
   05/31/1999         $13,173           $14,762       $10,709          3.07%         0.00%
   06/30/1999         $13,932           $15,296       $10,709          3.62%         0.00%
   07/31/1999         $13,570           $14,934       $10,741         -2.37%         0.30%
   08/31/1999         $13,061           $14,387       $10,767         -3.66%         0.24%
   09/30/1999         $12,218           $14,099       $10,819         -2.00%         0.48%
   10/31/1999         $12,149           $13,817       $10,838         -2.00%         0.18%
   11/30/1999         $12,267           $13,889       $10,845          0.52%         0.06%
   12/31/1999         $12,790           $14,316       $10,845          3.07%         0.00%
   01/31/2000         $11,745           $13,942       $10,877         -2.61%         0.30%
   02/29/2000         $12,023           $14,794       $10,941          6.11%         0.59%
   03/31/2000         $13,089           $14,863       $11,031          0.47%         0.82%
   04/30/2000         $13,375           $14,951       $11,038          0.59%         0.06%
   05/31/2000         $13,723           $14,722       $11,051         -1.53%         0.12%
   06/30/2000         $13,354           $15,152       $11,108          2.92%         0.52%
   07/31/2000         $13,507           $15,657       $11,134          3.33%         0.23%
   08/31/2000         $14,503           $16,357       $11,134          4.47%         0.00%
   09/30/2000         $14,461           $16,263       $11,192         -0.57%         0.52%
   10/31/2000         $14,836           $16,205       $11,211         -0.36%         0.17%

*Source: Standard and Poor's Micropal. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index, from which the Russell 2000 Value Index is constituted, represents the 2,000 smallest stocks in the Russell 3000 Index, that represent approximately 7% of the U.S. equity market capitalization. The index has been reconstituted annually since 1989.

**Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class.

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                   +17.75%

3-Year                                                                    -5.92%

Since Inception (9/3/96)                                                  +6.15%

AVERAGE ANNUAL TOTAL RETURN
10/31/00

ADVISOR CLASS**
--------------------------------------------------------------------------------
1-Year                                                                   +21.16%

3-Year                                                                    -4.62%

Since Inception (3/11/96)                                                 +8.87%

              Past performance does not guarantee future results.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                           YEAR ENDED OCTOBER 31,
                                                   ----------------------------------------------------------------------
                                                      2000           1999           1998           1997         1996
                                                   ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    29.96     $    31.86     $    35.22     $    29.15     $  26.34
                                                   ----------------------------------------------------------------------
Income from investment operations:
 Net investment income(a).......................          .31            .37            .50            .48          .47
 Net realized and unrealized gains (losses).....         5.15           (.68)         (1.55)          8.40         3.85
                                                   ----------------------------------------------------------------------
Total from investment operations ...............         5.46           (.31)         (1.05)          8.88         4.32
                                                   ----------------------------------------------------------------------
Less distributions from:
 Net investment income .........................         (.31)          (.43)          (.51)          (.46)        (.44)
 Net realized gains ............................         (.28)         (1.16)         (1.80)         (2.35)       (1.07)
                                                   ----------------------------------------------------------------------

Total distributions ............................         (.59)         (1.59)         (2.31)         (2.81)       (1.51)
                                                   ----------------------------------------------------------------------
Net asset value, end of year ...................   $    34.83     $    29.96     $    31.86     $    35.22     $  29.15
                                                   ======================================================================
Total return(b) ................................        18.47%         (1.04)%        (3.14)%        32.86%       16.93%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $1,067,893     $1,165,779     $1,467,207     $1,222,953     $657,002
Ratios to average net assets:
 Expenses ......................................         1.06%           .93%           .93%          1.08%        1.08%
 Net investment income .........................         1.00%          1.19%          1.47%          1.59%        1.69%
Portfolio turnover rate ........................         8.69%         17.53%         11.81%         24.63%       35.46%

(a) Based on average shares outstanding effective year ended October 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000

      FRANKLIN BALANCE SHEET INVESTMENT FUND                                                                 SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
      CLOSED END MUTUAL FUNDS 5.1%
  (a) Central European Equity Fund ....................................................................      250,000   $   2,968,750
      Emerging Markets Infrastructure Fund Inc. .......................................................      119,619       1,069,095
      H & Q Healthcare Investors Fund .................................................................      150,000       4,968,750
      INVESCO Global Health Sciences Fund .............................................................      325,000       6,479,688
      Irish Investment Fund Inc. ......................................................................      135,000       2,050,313
      John Hancock Bank & Thrift Opportunity Fund .....................................................    1,650,000      12,890,625
  (a) Latin America Equity Fund Inc. ..................................................................      175,000       2,023,438
      Latin America Investment Fund Inc. ..............................................................       61,453         791,207
      Liberty All-Star Growth Fund Inc. ...............................................................      150,000       1,762,500
      Mexico Fund .....................................................................................      625,000       9,882,813
      Petroleum & Resources Corp. .....................................................................      150,000       4,190,625
      Royce Focus Trust Inc. ..........................................................................      160,000         920,000
      Royce Value Trust ...............................................................................       52,500         728,438
      Swiss Helvetia Fund .............................................................................      250,000       3,562,500
                                                                                                                      --------------
      TOTAL CLOSED END MUTUAL FUNDS (COST $49,286,994).................................................                   54,288,742
                                                                                                                      --------------
      COMMON STOCKS 87.2%
      CONSUMER DURABLES 5.6%
  (c) Allen Organ Co., B ..............................................................................       73,000       4,234,000
  (a) Baldwin Piano & Organ Co. .......................................................................      124,600         412,738
      D.R. Horton Inc. ................................................................................      545,000      10,082,500
  (a) Dixie Group Inc. ................................................................................      370,000       1,179,375
      Engle Homes Inc. ................................................................................      340,000       6,417,500
      Lennar Corp. ....................................................................................      542,337      17,422,576
      M.D.C. Holdings Inc. ............................................................................      570,000      15,603,750
  (a) Schuler Homes Inc. ..............................................................................      500,000       4,125,000
                                                                                                                      --------------
                                                                                                                          59,477,439
                                                                                                                      --------------
      CONSUMER NON-DURABLES 7.0%
      Block Drug Co. Inc., A ..........................................................................      412,000      21,552,750
(a,c) Cyrk Inc. .......................................................................................    1,085,000       4,204,375
(a,c) Delta Apparel Inc. ..............................................................................      224,000       3,696,000
  (c) DIMON Inc. ......................................................................................    2,236,500       6,849,281
  (c) Garan Inc. ......................................................................................      280,000       6,580,000
      Genesee Corp., B ................................................................................      117,900       4,402,828
  (c) Haggar Corp. ....................................................................................      590,000       7,670,000
  (a) Tommy Hilfiger Corp. ............................................................................    1,658,300      19,277,738
                                                                                                                      --------------
                                                                                                                          74,232,972
                                                                                                                      --------------
  (a) CONSUMER SERVICES 5.2%
  (c) Aztar Corp. .....................................................................................    2,410,000      36,451,250
      Casino Data Systems .............................................................................      740,000       4,486,250
  (c) Champps Entertainment Inc. ......................................................................    1,000,000       6,750,000
  (c) VICORP Restaurants Inc. .........................................................................      487,063       8,371,395
                                                                                                                      --------------
                                                                                                                          56,058,895
                                                                                                                      --------------
      DISTRIBUTION SERVICES 2.8%
  (a) GTSI Corp. ......................................................................................      221,000         676,813
(a,c) Handleman Co. ...................................................................................    1,900,000      18,762,500
  (c) Nash-Finch Co. ..................................................................................      890,000      11,013,750
                                                                                                                      --------------
                                                                                                                          30,453,063
                                                                                                                      --------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

      FRANKLIN BALANCE SHEET INVESTMENT FUND                                                                 SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      ELECTRONIC TECHNOLOGY 5.3%
      Cubic Corp. .....................................................................................       90,000   $   2,463,750
  (a) ESCO Technologies Inc. ..........................................................................      600,000      10,912,500
  (a) FSI International Inc. ..........................................................................      665,000       6,192,813
  (a) Genrad Inc. .....................................................................................      250,000       2,281,250
  (a) Hutchinson Technology Inc. ......................................................................      300,000       6,581,250
  (a) Silicon Valley Group Inc. .......................................................................      200,000       6,587,500
(a,c) Standard Microsystems Corp. .....................................................................      895,000      21,480,000
                                                                                                                      --------------
                                                                                                                          56,499,063
                                                                                                                      --------------
  (a) ENERGY MINERALS .6%
      Crown Central Petroleum Corp., B ................................................................      208,800       1,748,700
  (c) Maynard Oil Co. .................................................................................      250,000       4,750,000
                                                                                                                      --------------
                                                                                                                           6,498,700
                                                                                                                      --------------
      FINANCE 26.2%
(a,c) ACMAT Corp., A ..................................................................................      293,500       2,769,906
      American General Corp. ..........................................................................      300,000      24,150,000
      American National Insurance Co. .................................................................      532,000      36,043,000
      Amerus Group Co. ................................................................................      210,000       5,538,750
  (a) Arch Capital Group Ltd. .........................................................................      380,000       5,890,000
      Clarica Life Insurance Co. (Canada) .............................................................      300,000       7,110,587
  (a) Farm Family Holdings Inc. .......................................................................      236,000       8,156,750
      Farmers & Merchants Bank of Long Beach ..........................................................        2,200       4,422,000
      FBL Financial Group Inc., A .....................................................................      750,000      12,046,875
  (c) Fidelity Bancorp Inc. ...........................................................................      128,300       2,309,400
      First Defiance Financial Corp. ..................................................................      300,000       3,225,000
      GA Financial Inc. ...............................................................................      278,200       3,894,800
      Kansas City Life Insurance Co. ..................................................................      122,600       3,976,838
      LandAmerica Financial Group Inc. ................................................................      140,000       4,130,000
      Manulife Financial Corp. (Canada) ...............................................................      550,000      14,162,500
  (c) Merchants Group Inc. ............................................................................      255,000       4,605,938
      Meridian Insurance Group Inc. ...................................................................      275,300       7,751,416
  (a) MetLife Inc. ....................................................................................      201,000       5,552,625
      MIIX Group Inc. .................................................................................      440,000       3,520,000
  (a) National Western Life Insurance Co., A ..........................................................      100,000       8,850,000
  (a) PBOC Holdings Inc. ..............................................................................      251,800       1,495,063
      Presidential Life Corp. .........................................................................      730,000      10,630,625
(a,c) Professionals Group Inc. ........................................................................      509,850      11,535,356
  (a) Quaker City Bancorp Inc. ........................................................................      137,500       2,603,906
      Reinsurance Group of America Inc. ...............................................................      325,000      12,146,875
      RLI Corp. .......................................................................................      149,000       5,829,625
  (c) SCPIE Holdings Inc. .............................................................................      529,000      10,051,000
      Selective Insurance Group Inc. ..................................................................      350,000       6,037,500
      St. Paul Cos. Inc. ..............................................................................      430,000      22,037,500
      StanCorp Financial Group Inc. ...................................................................      435,000      17,726,250
  (c) Stewart Information Services Corp. ..............................................................      770,000      12,127,500
                                                                                                                      --------------
                                                                                                                         280,327,585
                                                                                                                      --------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

      FRANKLIN BALANCE SHEET INVESTMENT FUND                                                                 SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
  (a) HEALTH SERVICES 1.2%
      Trigon Healthcare Inc. ..........................................................................      180,000   $  12,903,750
                                                                                                                      --------------
      INDUSTRIAL SERVICES 1.8%
  (c) Ecology & Environment Inc., A ...................................................................      200,000       1,275,000
(a,c) Kaneb Services Inc. .............................................................................    2,992,500      13,466,250
  (a) Matrix Service Co. ..............................................................................      265,000       1,325,000
  (a) Petroleum Helicopters Inc. ......................................................................       77,500         881,563
  (a) Petroleum Helicopters Inc., non-voting ..........................................................      200,000       2,368,750
                                                                                                                      --------------
                                                                                                                          19,316,563
                                                                                                                      --------------
      NON-ENERGY MINERALS .8%
      Central Steel & Wire Co. ........................................................................        1,405         695,475
  (c) Commonwealth Industries Inc. ....................................................................    1,095,000       6,364,688
  (a) LTV Corp. .......................................................................................    1,070,000       1,270,625
  (a) Zemex Corp. .....................................................................................       38,000         251,750
                                                                                                                      --------------
                                                                                                                           8,582,538
                                                                                                                      --------------
      PROCESS INDUSTRIES 2.6%
(a,c) American Pacific Corp. ..........................................................................      414,000       2,484,000
      Corn Products International Inc. ................................................................      400,000      10,050,000
(a,c) Delta Woodside Industries Inc. ..................................................................    2,240,000       3,220,000
      J.G. Boswell Co. ................................................................................       30,000       6,930,000
  (a) Mercer International Inc. (Switzerland) .........................................................      740,000       4,578,750
                                                                                                                      --------------
                                                                                                                          27,262,750
                                                                                                                      --------------
      PRODUCER MANUFACTURING 5.7%
  (c) Hardinge Inc. ...................................................................................      539,000       6,232,188
  (c) Insteel Industries Inc. .........................................................................      560,000       1,925,000
      Nashua Corp. ....................................................................................      249,100       1,447,894
      Oshkosh Truck Corp. .............................................................................      300,000      12,337,500
  (c) Pitt-Des Moines Inc. ............................................................................      415,000      12,968,750
      Tecumseh Products Co., A ........................................................................      362,000      14,434,750
      Tecumseh Products Co., B ........................................................................      114,000       4,446,000
      Timken Co. ......................................................................................      510,000       7,171,875
                                                                                                                      --------------
                                                                                                                          60,963,957
                                                                                                                      --------------
      RETAIL TRADE 9.6%
      Cato Corp., A ...................................................................................      469,000       5,628,000
(a,c) Charming Shoppes Inc. ...........................................................................    5,100,000      31,237,500
  (a) Consolidated Stores Corp. .......................................................................      125,000       1,484,375
(a,c) Designs Inc. ....................................................................................    1,190,000       2,714,688
  (a) Federated Department Stores Inc. ................................................................      560,000      18,235,000
  (c) Fred's Inc. .....................................................................................      780,000      16,477,500
      Haverty Furniture Cos. Inc. .....................................................................      355,000       3,993,750
(a,c) Jacobson Stores Inc. ............................................................................      384,300       1,537,200
(a,c) Mayor's Jewelers Inc. ...........................................................................    1,251,400       4,536,325
(a,c) Syms Corp. ......................................................................................    1,430,000       8,043,750
  (a) United Retail Group Inc. ........................................................................      632,600       3,429,878
  (c) Wolohan Lumber Co. ..............................................................................      520,000       5,037,500
                                                                                                                      --------------
                                                                                                                         102,355,466
                                                                                                                      --------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

      FRANKLIN BALANCE SHEET INVESTMENT FUND                                                                 SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      TRANSPORTATION 4.7%
  (a) Crowley Maritime Corp. ..........................................................................        4,440   $   3,485,400
  (c) International Shipholding Corp. .................................................................      560,000       3,990,000
  (a) Mesa Air Group Inc. .............................................................................    1,250,000       7,343,750
  (a) OMI Corp. .......................................................................................      650,000       4,509,375
      Overseas Shipholding Group Inc. .................................................................    1,280,000      30,720,000
                                                                                                                      --------------
                                                                                                                          50,048,525
                                                                                                                      --------------
      UTILITIES 8.1%
      Conectiv Inc. ...................................................................................      215,000       3,856,563
      Entergy Corp. ...................................................................................      800,000      30,650,000
  (a) Niagara Mohawk Holdings Inc. ....................................................................    2,070,000      33,120,000
      Northeast Utilities .............................................................................      925,000      18,846,875
                                                                                                                      --------------
                                                                                                                          86,473,438
                                                                                                                      --------------
      TOTAL COMMON STOCKS (COST $753,326,256) .........................................................                  931,454,704
                                                                                                                      --------------
      PREFERRED STOCKS .7%
      Price Enterprises Inc., 8.75%, pfd., A (COST $6,943,575) ........................................      533,400       7,667,618
                                                                                                                      --------------
                                                                                                          PRINCIPAL
                                                                                                           AMOUNT
                                                                                                         -----------
  (d) CORPORATE BONDS .1%
      Hechinger Co., 6.95%, 10/15/03 (COST $5,043,193) ................................................  $ 7,000,000         577,500
                                                                                                                      --------------
      TOTAL LONG TERM INVESTMENTS (COST $814,600,018) .................................................                  993,988,564
                                                                                                                      --------------
  (b) REPURCHASE AGREEMENTS 6.7%
      Joint Repurchase Agreement, 6.563%, 11/01/00, (Maturity Value $71,756,375) (COST $71,743,296) ...   71,743,296      71,743,296
       Barclays Capital Inc.
       Bear, Stearns & Co. Inc.
       Deutsche Bank Securities
       Dresdner Kleinwort Benson, North America LLC
       Lehman Brothers Inc.
       Nesbitt Burns Securities Inc.
       Paribas Corp.
       Societe Generale
       UBS Warburg
          Collateralized by U.S. Treasury Bills and Notes
                                                                                                                      --------------
      TOTAL INVESTMENTS (COST $886,343,314) 99.8% .....................................................                1,065,731,860
      OTHER ASSETS, LESS LIABILITIES .2% ..............................................................                    2,161,486
                                                                                                                      --------------
      NET ASSETS 100.0% ...............................................................................               $1,067,893,346
                                                                                                                      ==============

(a)Non-income producing.

(b)Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 2000, all repurchase agreements had been entered into on that date.

(c)See Note 7 regarding holdings of 5% voting securities.

(d)See Note 6 regarding defaulted securities.

                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights


FRANKLIN LARGE CAP VALUE FUND

                                                                                     CLASS A
                                                                                ------------------
                                                                                OCTOBER 31, 2000(c)
                                                                                ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................................           $10.00
                                                                                ------------------
Income from investment operations:
 Net investment income(a) .................................................              .09
 Net realized and unrealized gains ........................................             1.03
                                                                                ------------------
Total from investment operations ..........................................             1.12
                                                                                ------------------
Net asset value, end of period ............................................           $11.12
                                                                                ==================

Total return(b) ...........................................................           11.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................................           $3,418
Ratios to average net assets:
 Expenses .................................................................            1.25%(d)
 Expenses excluding waiver and payments by affiliate ......................            3.22%(d)
 Net investment income ....................................................            2.17%(d)
Portfolio turnover rate ...................................................            7.21%


(a)Based on average shares outstanding.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)For the period June 1, 2000 (effective date) to October 31, 2000.
(d)Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)


FRANKLIN LARGE CAP VALUE FUND (CONT.)

                                                                                     CLASS B
                                                                                ------------------
                                                                                OCTOBER 31, 2000(c)
                                                                                ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................................           $10.00
                                                                                ------------------
Income from investment operations:
 Net investment income(a) .................................................              .08
 Net realized and unrealized gains ........................................             1.03
                                                                                ------------------
Total from investment operations ..........................................             1.11
                                                                                ------------------
Net asset value, end of period ............................................           $11.11
                                                                                ==================

Total return(b) ...........................................................           11.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................................           $  453
Ratios to average net assets:
 Expenses .................................................................            1.69%(d)
 Expenses excluding waiver and payments by affiliate ......................            3.66%(d)
 Net investment income ....................................................            1.81%(d)
Portfolio turnover rate ...................................................            7.21%


(a)Based on average shares outstanding.
(b)Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)For the period June 1, 2000 (effective date) to October 31, 2000.
(d)Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)


FRANKLIN LARGE CAP VALUE FUND (CONT.)

                                                                                     CLASS C
                                                                                ------------------
                                                                                OCTOBER 31, 2000(c)
                                                                                ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................................           $10.00
                                                                                ------------------
Income from investment operations:
 Net investment income(a) .................................................              .06
 Net realized and unrealized gains ........................................             1.05
                                                                                ------------------
Total from investment operations ..........................................             1.11
                                                                                ------------------
Net asset value, end of period ............................................           $11.11
                                                                                ==================

Total return(b) ...........................................................           11.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................................           $1,911
Ratios to average net assets:
 Expenses .................................................................            1.79%(d)
 Expenses excluding waiver and payments by affiliate ......................            3.76%(d)
 Net investment income ....................................................            1.44%(d)
Portfolio turnover rate ...................................................            7.21%


(a)Based on average shares outstanding.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)For the period June 1, 2000 (effective date) to October 31, 2000.
(d)Annualized


                       See notes to financial statements.                     43

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000

   FRANKLIN LARGE CAP VALUE FUND                                                                            SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 80.8%
   COMMUNICATIONS 4.9%
   SBC Communications Inc. .........................................................................         2,400        $  138,450
   Verizon Communications ..........................................................................         2,500           144,531
                                                                                                                          ----------
                                                                                                                             282,981
                                                                                                                          ----------
   CONSUMER DURABLES 7.6%

   Ford Motor Co. ..................................................................................         3,297            86,135
   General Motors Corp. ............................................................................         2,000           124,250
   Leggett & Platt Inc. ............................................................................         7,300           119,538
   Newell Rubbermaid Inc. ..........................................................................         5,800           111,288
                                                                                                                          ----------
                                                                                                                             441,211
                                                                                                                          ----------
   CONSUMER NON-DURABLES 1.6%
   Philip Morris Cos. Inc. .........................................................................         2,500            91,563
                                                                                                                          ----------
   CONSUMER SERVICES 2.2%
   McDonald's Corp. ................................................................................         4,000           124,000
                                                                                                                          ----------
   ENERGY MINERALS 8.3%
   Burlington Resources Inc. .......................................................................         1,400            50,400
   Conoco Inc., B ..................................................................................         6,000           163,125
   Phillips Petroleum Co. ..........................................................................         2,100           129,675
   USX-Marathon Group Inc. .........................................................................         5,000           135,938
                                                                                                                          ----------
                                                                                                                             479,138
                                                                                                                          ----------
   FINANCE 17.2%
   Bank of America Corp. ...........................................................................         2,700           129,769
   Fannie Mae ......................................................................................         1,600           123,200
   Freddie Mac .....................................................................................         2,400           144,000
   Household International Inc. ....................................................................         2,200           110,688
(a)John Hancock Financial Services Inc. ............................................................         3,800           120,175
   Lehman Brothers Holdings Inc. ...................................................................         1,200            77,400
   U.S. Bancorp ....................................................................................         5,900           142,706
   Washington Mutual Inc. ..........................................................................         3,300           145,200
                                                                                                                          ----------
                                                                                                                             993,138
                                                                                                                          ----------
   HEALTH TECHNOLOGY 1.6%
   Becton, Dickinson & Co. .........................................................................         2,800            93,800
                                                                                                                          ----------
   INDUSTRIAL SERVICES 1.2%
   Transocean Sedco Forex Inc. .....................................................................         1,300            68,900
                                                                                                                          ----------
   INSURANCE 5.3%
   Allstate Corp. ..................................................................................         3,200           128,800
   American General Corp. ..........................................................................         1,200            96,600
   MetLife Inc. ....................................................................................         3,000            82,875
                                                                                                                          ----------
                                                                                                                             308,275
                                                                                                                          ----------
   NON-ENERGY MINERALS 2.5%
   Weyerhaeuser Co. ................................................................................         3,100           145,506
                                                                                                                          ----------
   PROCESS INDUSTRIES 2.6%
   International Paper Co. .........................................................................         4,100           150,163
                                                                                                                          ----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

   FRANKLIN LARGE CAP VALUE FUND                                                                            SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   PRODUCER MANUFACTURING 5.5%
   Dana Corp. ......................................................................................         1,800        $   39,938
   Dover Corp. .....................................................................................         1,300            55,169
   Ingersoll-Rand Co. ..............................................................................         2,000            75,500
   Masco Corp. .....................................................................................         8,000           149,500
                                                                                                                          ----------
                                                                                                                             320,107
                                                                                                                          ----------
   RETAIL TRADE 10.4%
   Family Dollar Stores Inc. .......................................................................         8,000           155,500
(a)Federated Department Stores Inc. ................................................................         5,700           185,603
   The Limited Inc. ................................................................................         3,300            83,325
   The TJX Companies Inc. ..........................................................................         6,500           177,125
                                                                                                                          ----------
                                                                                                                             601,553
                                                                                                                          ----------
   TRANSPORTATION 6.0%
(a)AMR Corp. .......................................................................................         4,300           140,825
   Burlington Northern Santa Fe Corp. ..............................................................         4,400           116,875
   Delta Air Lines Inc. ............................................................................         1,900            89,775
                                                                                                                          ----------
                                                                                                                             347,475
                                                                                                                          ----------
   UTILITIES 3.9%
   Duke Energy Corp. ...............................................................................         1,200           103,725
   TXU Corp. .......................................................................................         3,300           122,306
                                                                                                                          ----------
                                                                                                                             226,031
                                                                                                                          ----------
   TOTAL COMMON STOCKS (COST $4,130,894) ...........................................................                       4,673,841
                                                                                                                          ----------
(e)SHORT TERM INVESTMENTS 18.6%
   Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $1,072,770) .................     1,072,770         1,072,770
                                                                                                                          ----------
   TOTAL INVESTMENTS (COST $5,203,664) 99.4% .......................................................                       5,746,611
   OTHER ASSETS, LESS LIABILITIES .6% ..............................................................                          35,604
                                                                                                                          ----------
   NET ASSETS 100.0% ...............................................................................                      $5,782,215
                                                                                                                          ==========


(a)Non-income producing.
(e)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.


                       See notes to financial statements.                     45

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights



FRANKLIN MICROCAP VALUE FUND

                                                                                        YEAR ENDED OCTOBER 31,
                                                                  ------------------------------------------------------------------
                                                                      2000         1999          1998          1997          1996(c)
                                                                  ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................    $  18.41     $  20.27      $  24.29      $  18.44      $  15.00
                                                                  ------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) .............................         .04         (.01)         (.02)         (.01)          .14
 Net realized and unrealized gains (losses) ..................        1.90         (.29)        (2.51)         6.33          3.41
                                                                  ------------------------------------------------------------------
Total from investment operations .............................        1.94         (.30)        (2.53)         6.32          3.55
                                                                  ------------------------------------------------------------------
Less distributions from:
 Net investment income .......................................          --           --          (.01)         (.07)         (.11)
 Net realized gains ..........................................       (1.47)       (1.56)        (1.48)         (.40)           --
                                                                  ------------------------------------------------------------------
Total distributions ..........................................       (1.47)       (1.56)        (1.49)         (.47)         (.11)
                                                                  ------------------------------------------------------------------
Net asset value, end of year .................................    $  18.88     $  18.41      $  20.27      $  24.29      $  18.44
                                                                  ==================================================================
Total return(b) ..............................................      11.53%      (1.59)%      (10.95)%        35.05%        23.72%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................    $ 95,894     $115,999      $175,635      $191,638      $119,664
Ratios to average net assets:
 Expenses ....................................................       1.38%        1.27%         1.21%         1.22%         1.24%(d)
 Net investment income (loss) ................................        .23%       (.05)%        (.11)%        (.05)%         1.28%(d)
Portfolio turnover rate ......................................       8.52%       14.12%        31.91%        21.33%        14.15%


(a)Based on average shares outstanding effective year ended October 31, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)For the period December 12, 1995 (effective date) to October 31, 1996.
(d)Annualized


46                     See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000

     FRANKLIN MICROCAP VALUE FUND                                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 92.9%
     COMMERCIAL SERVICES 2.6%
     Courier Corp. .................................................................................        85,000       $ 2,486,250
                                                                                                                         -----------
     COMMUNICATIONS 2.9%
     Atlantic Tele-Network Inc. ....................................................................       240,000         2,760,000

     CONSUMER DURABLES 7.8%                                                                                              -----------
     Allen Organ Co., B ............................................................................        39,000         2,262,000
  (a)Baldwin Piano & Organ Co. .....................................................................        49,000           162,313
     Engle Homes Inc. ..............................................................................        83,000         1,566,625
     M/I Schottenstein Homes Inc. ..................................................................        68,000         1,398,250
  (a)Washington Homes Inc. .........................................................................       213,500         2,054,938
                                                                                                                         -----------
                                                                                                                           7,444,126
                                                                                                                         -----------
     CONSUMER NON-DURABLES 10.6%
     DIMON Inc. ....................................................................................       300,000           918,750
(a,c)Durango Apparel Inc. ..........................................................................       964,100             9,641
     Garan Inc. ....................................................................................        75,000         1,762,500
     Genesee Corp., A ..............................................................................         7,000           252,000
     Genesee Corp., B ..............................................................................        35,000         1,307,031
  (a)McNaughton Apparel Group Inc. .................................................................       170,000         2,337,500
(a,c)Seneca Foods Corp., A .........................................................................       191,600         2,490,800
  (a)Seneca Foods Corp., B .........................................................................        12,500           167,188
     Standard Commercial Corp. .....................................................................       229,700           904,444
                                                                                                                         -----------
                                                                                                                          10,149,854
                                                                                                                         -----------
  (a)CONSUMER SERVICES 2.7%
     Casino Data Systems ...........................................................................       433,000         2,625,063
                                                                                                                         -----------
  (a)DISTRIBUTION SERVICES .9%
     Ultrak Inc. ...................................................................................       200,000           875,000
                                                                                                                         -----------
     ELECTRONIC TECHNOLOGY 6.9%
  (a)Aehr Test Systems .............................................................................        90,000           545,625
  (a)Datron Systems Inc. ...........................................................................        55,000           632,500
(a,c)ECC International Corp. .......................................................................       545,000         1,941,563
  (c)Espey Manufacturing & Electronics Corp. .......................................................        80,000         1,340,000
  (a)Qualstar Corp. ................................................................................        87,000           908,063
  (a)SPACEHAB Inc. .................................................................................       124,000           496,000
  (a)Sparton Corp. .................................................................................       136,100           723,031
                                                                                                                         -----------
                                                                                                                           6,586,782
                                                                                                                         -----------
     ENERGY MINERALS 4.8%
     Home-Stake Oil & Gas Co. ......................................................................        50,000           525,000
  (a)Maynard Oil Co. ...............................................................................       215,000         4,085,000
                                                                                                                         -----------
                                                                                                                           4,610,000
                                                                                                                         -----------
     FINANCE 9.6%
(a,c)ACMAT Corp., A ................................................................................       150,000         1,415,625
  (a)Bresler & Reiner Inc. .........................................................................        78,000         2,145,000
     GA Financial Inc. .............................................................................       139,500         1,953,000
     PAULA Financial ...............................................................................       100,000           290,625

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

     FRANKLIN MICROCAP VALUE FUND                                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     FINANCE (CONT.)
     Penn-America Group Inc. .......................................................................       115,000       $   920,000
  (a)Pinnacle Global Group Inc. ....................................................................       160,025           820,128
  (a)Quaker City Bancorp Inc. ......................................................................        90,000         1,704,375
  (a)Stewart Information Services Corp. ............................................................           500             7,875
                                                                                                                         -----------
                                                                                                                           9,256,628
                                                                                                                         -----------
  (a)HEALTH TECHNOLOGY .6%
     Atrion Corp. ..................................................................................        50,100           563,625
                                                                                                                         -----------
     INDUSTRIAL SERVICES 5.9%
     Ecology & Environment Inc., A .................................................................       105,000           669,375
  (a)GZA GeoEnvironmental Technologies Inc. ........................................................       188,800         1,180,000
  (a)Petroleum Helicopters Inc. ....................................................................        17,600           200,200
  (a)Petroleum Helicopters Inc., non-voting ........................................................       110,000         1,302,813
(a,c)Roy F. Weston Inc., A .........................................................................       510,000         2,295,000
                                                                                                                         -----------
                                                                                                                           5,647,388
                                                                                                                         -----------
     NON-ENERGY MINERALS 4.5%
     Case Pomeroy & Co. Inc., A ....................................................................           220           209,000
     Case Pomeroy & Co. Inc., B, cvt. ..............................................................           500           550,000
(a,c)Kentucky Electric Steel Inc. ..................................................................       430,000           940,625
  (a)Zemex Corp. (Canada) ..........................................................................       400,000         2,650,000
                                                                                                                         -----------
                                                                                                                           4,349,625
                                                                                                                         -----------
  (a)PROCESS INDUSTRIES 4.9%
     American Pacific Corp. ........................................................................       243,000         1,458,000
     Flanders Corp. ................................................................................       760,000         1,377,500
     Griffin Land & Nurseries Inc. .................................................................       130,000         1,836,250
                                                                                                                         -----------
                                                                                                                           4,671,750
                                                                                                                         -----------
     PRODUCER MANUFACTURING 7.3%
(a,c)Art's-Way Manufacturing Co. Inc. ..............................................................       120,500           417,984
(a,c)Athey Products Corp. ..........................................................................       198,000           241,313
  (a)Continental Materials Corp. ...................................................................        80,000           950,000
     Hardinge Inc. .................................................................................        96,000         1,110,000
     Insteel Industries Inc. .......................................................................       250,000           859,375
     Nashua Corp. ..................................................................................       130,100           756,206
  (a)Rofin-Sinar Technologies Inc. .................................................................       175,000         1,695,313
  (c)TransPro Inc. .................................................................................       334,500           961,688
                                                                                                                         -----------
                                                                                                                           6,991,879
                                                                                                                         -----------
     RETAIL TRADE 9.0%
  (a)Designs Inc. ..................................................................................       680,000         1,551,250
     Hancock Fabrics Inc. ..........................................................................       220,000           962,500
(a,c)S&K Famous Brands Inc. ........................................................................       250,000         1,656,250
     Schultz Sav-O Stores Inc. .....................................................................        61,100           672,100
  (a)United Retail Group Inc. ......................................................................       243,000         1,317,516
(a,c)Village Super Market Inc., A ..................................................................       105,000         1,345,310
     Wolohan Lumber Co. ............................................................................       112,000         1,085,000
                                                                                                                         -----------
                                                                                                                           8,589,926
                                                                                                                         -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

     FRANKLIN MICROCAP VALUE FUND                                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     TRANSPORTATION 3.9%
  (a)Crowley Maritime Corp. ........................................................................         2,000       $ 1,570,000
     Kenan Transport Co. ...........................................................................        47,500         1,116,250
     Providence & Worchester Railroad Co. ..........................................................       147,200           938,400
(a,c)TransFinancial Holdings Inc. ..................................................................       254,500           103,391
                                                                                                                         -----------
                                                                                                                           3,728,041
                                                                                                                         -----------
     UTILITIES 8.0%
     Bangor Hydro-Electric Co. .....................................................................       121,000         2,972,060
     Central Vermont Public Service Corp. ..........................................................        70,000           704,375
     Green Mountain Power Corp. ....................................................................       245,000         1,898,750
  (c)Maine Public Service Co. ......................................................................        90,000         2,148,750
                                                                                                                         -----------
                                                                                                                           7,723,935
                                                                                                                         -----------
     TOTAL COMMON STOCKS (COST $90,232,074) ........................................................                      89,059,872
                                                                                                                         -----------
  (e)SHORT TERM INVESTMENTS 4.3%
     Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $4,183,453) ...............     4,183,453         4,183,453
                                                                                                                         -----------
     TOTAL INVESTMENTS (COST $94,415,527) 97.2% ....................................................                      93,243,325
     OTHER ASSETS, LESS LIABILITIES 2.8% ...........................................................                       2,650,716
                                                                                                                         -----------
     NET ASSETS 100.0% .............................................................................                     $95,894,041
                                                                                                                         ===========


(a)Non-income producing.
(c)See Note 7 regarding holdings of 5% voting securities.
(e)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.


                       See notes to financial statements.                     49

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights


FRANKLIN VALUE FUND

                                                                                               CLASS A
                                                                  ------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                                                  ------------------------------------------------------------------
                                                                      2000         1999          1998          1997          1996(c)
                                                                  ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................    $  17.30     $  17.98      $  24.68      $  17.15      $  15.00
                                                                  ------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) .............................         .03         (.04)         (.03)          .08           .05
 Net realized and unrealized gains (losses) ..................        3.53         (.55)        (6.45)         7.90          2.15
                                                                  ------------------------------------------------------------------
Total from investment operations .............................        3.56         (.59)        (6.48)         7.98          2.20
                                                                  ------------------------------------------------------------------
Less distributions from:
 Net investment income .......................................          --           --          (.01)         (.08)         (.05)
 Net realized gains ..........................................          --         (.09)         (.21)         (.37)           --
                                                                  ------------------------------------------------------------------
Total distributions ..........................................          --         (.09)         (.22)         (.45)         (.05)
                                                                  ------------------------------------------------------------------
Net asset value, end of year .................................    $  20.86       $17.30        $17.98      $  24.68      $  17.15
                                                                  ==================================================================

Total return(b) ..............................................      20.72%      (3.38)%      (26.48)%        47.43%        14.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................    $ 64,513     $ 65,898      $ 98,288      $ 78,897      $  7,828
Ratios to average net assets:
 Expenses ....................................................       1.58%        1.49%         1.32%         1.32%         1.35%(d)
 Expenses excluding waiver and payments by affiliate .........       1.58%        1.49%         1.38%         1.41%         2.87%(d)
 Net investment income (loss) ................................        .16%       (.23)%        (.16)%          .27%          .57%(d)
Portfolio turnover rate ......................................      44.99%       41.21%        36.88%        13.92%        32.52%


(a)Based on average shares outstanding effective year ended October 31, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)For the period March 11, 1996 (effective date) to October 31, 1996.
(d)Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)


FRANKLIN VALUE FUND (CONT.)

                                                                                          CLASS B
                                                                                ---------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                                                ---------------------------
                                                                                   2000           1999(c)
                                                                                ---------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                                              $   17.21      $   18.33
                                                                                ---------------------------
Income from investment operations:
 Net investment loss(a)                                                              (.09)          (.15)
 Net realized and unrealized gains (losses)                                          3.49           (.97)
                                                                                ---------------------------
Total from investment operations                                                     3.40          (1.12)
                                                                                ---------------------------
Net asset value, end of year                                                    $   20.61      $   17.21
                                                                                ===========================

Total return(b)                                                                    19.97%        (6.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                                 $   2,747      $   1,293
Ratios to average net assets:
 Expenses                                                                           2.22%          2.12%(d)
 Net investment loss                                                               (.47)%         (.84)%(d)
Portfolio turnover rate                                                            44.99%         41.21%


(a)Based on average shares outstanding.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)For the period January 1, 1999 (effective date) to October 31, 1999.
(d)Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)



FRANKLIN VALUE FUND (CONT.)

                                                                                               CLASS C
                                                                  ------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                                                  ------------------------------------------------------------------
                                                                      2000         1999          1998          1997          1996(c)
                                                                  ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................    $  17.03     $  17.82      $  24.59      $  17.14      $  16.38
                                                                  ------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) .............................        (.09)        (.16)         (.13)         (.02)          .01
 Net realized and unrealized gains (losses) ..................        3.46         (.54)        (6.43)         7.84           .76
                                                                  ------------------------------------------------------------------
Total from investment operations .............................        3.37         (.70)        (6.56)         7.82           .77
                                                                  ------------------------------------------------------------------
Less distributions from:
 Net investment income .......................................          --           --            --            --          (.01)
 Net realized gains ..........................................          --         (.09)         (.21)         (.37)           --
                                                                  ------------------------------------------------------------------
Total distributions ..........................................          --         (.09)         (.21)         (.37)         (.01)
                                                                  ------------------------------------------------------------------
Net asset value, end of year .................................    $  20.40     $  17.03      $  17.82      $  24.59      $  17.14
                                                                  ==================================================================

Total return(b) ..............................................      19.93%      (4.03)%      (26.93)%        46.40%         4.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................    $ 28,555     $ 30,133      $ 41,694      $ 21,554      $    434
Ratios to average net assets:
 Expenses ....................................................       2.24%        2.17%         1.97%         1.87%         2.00%(d)
 Expenses excluding waiver and payments by affiliate .........       2.24%        2.17%         2.03%         1.96%         3.52%(d)
 Net investment loss .........................................      (.51)%       (.91)%        (.81)%        (.30)%        (.08)%(d)
Portfolio turnover rate ......................................      44.99%       41.21%        36.88%        13.92%        32.52%


(a)Based on average shares outstanding effective year ended October 31, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)For the period September 1, 1996 (effective date) to October 31, 1996.
(d)Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)


FRANKLIN VALUE FUND (CONT.)

                                                                                                    ADVISOR CLASS
                                                                               -----------------------------------------------------
                                                                                               YEAR ENDED OCTOBER 31,
                                                                               -----------------------------------------------------
                                                                                   2000          1999          1998          1997(c)
                                                                               -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................    $  17.46      $  18.07      $  24.72      $  18.75
                                                                               -----------------------------------------------------
Income from investment operations:
 Net investment income(a) .................................................         .09           .01           .04           .10
 Net realized and unrealized gains (losses) ...............................        3.58          (.53)        (6.45)         5.95
                                                                               -----------------------------------------------------
Total from investment operations ..........................................        3.67          (.52)        (6.41)         6.05
                                                                               -----------------------------------------------------
Less distributions from:
 Net investment income ....................................................          --            --          (.03)         (.08)
 Net realized gains .......................................................          --          (.09)         (.21)           --
                                                                               -----------------------------------------------------
Total distributions .......................................................          --          (.09)         (.24)         (.08)
                                                                               -----------------------------------------------------
Net asset value, end of year ..............................................    $  21.13      $  17.46      $  18.07      $  24.72
                                                                               =====================================================

Total return(b) ...........................................................      21.16%       (2.97)%      (26.18)%        32.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................................    $  3,848      $  2,941      $  4,739      $  4,495
Ratios to average net assets:
 Expenses .................................................................       1.24%         1.17%          .97%          .98%(d)
 Expenses excluding waiver and payments by affiliate ......................       1.24%         1.17%         1.03%         1.07%(d)
 Net investment income ....................................................        .49%          .09%          .19%          .59%(d)
Portfolio turnover rate ...................................................      44.99%        41.21%        36.88%        13.92%


(a)Based on average shares outstanding effective year ended October 31, 1999.
(b)Total return is not annualized for periods less than one year.
(c)For the period January 2, 1997 (effective date) to October 31, 1997.
(d)Annualized


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

   FRANKLIN VALUE FUND                                                        SHARES              VALUE
   ------------------------------------------------------------------------------------------------------
   COMMON STOCKS 96.6%
   CONSUMER DURABLES 7.4%
   Briggs & Stratton Corp. ..........................................         27,000           $  963,563
   D.R. Horton Inc. .................................................        160,993            2,978,371
   Engle Homes Inc. .................................................          8,700              164,213
   La-Z-Boy Inc. ....................................................         98,000            1,543,500
   Leggett & Platt Inc. .............................................         68,000            1,113,500
   M/I Schottenstein Homes Inc. .....................................         29,500              606,594
                                                                                               ----------
                                                                                                7,369,741
                                                                                               ----------
   CONSUMER NON-DURABLES 7.2%
   Block Drug Co. Inc., A ...........................................         27,000            1,412,438
   DIMON Inc. .......................................................        215,000              658,438
   Standard Commercial Corp. ........................................        245,800              967,838
(a)Timberland Co., A ................................................         25,800            1,331,925
(a)Tommy Hilfiger Corp. .............................................         79,000              918,375
(a)Tropical Sportswear International Corp. ..........................         52,000              819,000
   Wolverine World Wide Inc. ........................................        102,000            1,102,875
                                                                                               ----------
                                                                                                7,210,889
                                                                                               ----------
   CONSUMER SERVICES 1.6%
(a)Aztar Corp. ......................................................         63,300              957,413
   Wendy's International Inc. .......................................         27,500              598,125
                                                                                               ----------
                                                                                                1,555,538
                                                                                               ----------
   ELECTRONIC TECHNOLOGY 3.8%
   Cohu Inc. ........................................................         59,000              932,938
   Diebold Inc. .....................................................         70,000            1,820,000
(a)ESCO Technologies Inc. ...........................................         28,000              509,250
(a)SPACEHAB Inc. ....................................................        123,000              492,000
                                                                                               ----------
                                                                                                3,754,188
                                                                                               ----------
   ENERGY MINERALS 2.2%
(a)Nuevo Energy Co. .................................................         51,000              924,375
   USX-Marathon Group Inc. ..........................................         46,000            1,250,625
                                                                                               ----------
                                                                                                2,175,000
                                                                                               ----------
   FINANCE 24.3%
   Allstate Corp. ...................................................         73,000            2,938,250
   American General Corp. ...........................................          4,200              338,100
   American National Insurance Co. ..................................         25,700            1,741,175
   Harleysville Group Inc. ..........................................         65,500            1,510,594
   Household International Inc. .....................................         39,000            1,962,188
(a)John Hancock Financial Services Inc. .............................         10,700              338,388
   Manulife Financial Corp. (Canada) ................................         49,000            1,261,750
   National Commerce Bancorp. .......................................        135,000            2,868,750
(a)PBOC Holdings Inc. ...............................................         64,000              380,000
   Penn-America Group Inc. ..........................................        105,000              840,000
   The PMI Group Inc. ...............................................         20,000            1,477,500
   Presidential Life Corp. ..........................................        178,000            2,592,125
(a)Professionals Group Inc. .........................................        108,500            2,454,813

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)


   FRANKLIN VALUE FUND                                                         SHARES            VALUE
   -------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FINANCE (CONT.)
   Reinsurance Group of America Inc. ..................................        17,700         $   661,538
(a)Seibels Bruce Group Inc. ...........................................       101,000              94,688
   StanCorp Financial Group Inc. ......................................         6,000             244,500
   Washington Mutual Inc. .............................................        57,000           2,508,000
                                                                                               ----------
                                                                                               24,212,359
                                                                                               ----------
   HEALTH TECHNOLOGY 1.0%
   West Pharmaceutical Services Inc. ..................................        44,000             968,000
                                                                                               ----------
   INDUSTRIAL SERVICES 7.9%
(a)Atwood Oceanics Inc. ...............................................        38,500           1,292,156
   ENSCO International Inc. ...........................................        50,000           1,662,500
(a)R&B Falcon Corp. ...................................................        82,500           2,062,500
(a)Rowan Cos. Inc. ....................................................        59,000           1,486,063
   Santa Fe International Corp. .......................................        37,000           1,350,500
                                                                                               ----------
                                                                                                7,853,719
                                                                                               ----------
   NON-ENERGY MINERALS 2.1%
   Commonwealth Industries Inc. .......................................       103,000             598,688
   LTV Corp. ..........................................................       187,000             222,063
   Reliance Steel & Aluminum Co. ......................................        55,000           1,306,250
                                                                                               ----------
                                                                                                2,127,001
                                                                                               ----------
   PROCESS INDUSTRIES 2.0%
   Myers Industries Inc. ..............................................        87,000           1,152,750
   Sherwin-Williams Co. ...............................................        21,000             455,438
   Tuscarora Inc. .....................................................        30,500             396,500
                                                                                               ----------
                                                                                                2,004,688
                                                                                               ----------
   PRODUCER MANUFACTURING 19.9%
   Baldor Electric Co. ................................................        50,000             993,750
   CIRCOR International Inc. ..........................................        47,750             528,234
   Dana Corp. .........................................................        45,000             998,438
   Federal Signal Corp. ...............................................        50,000           1,168,750
   Graco Inc. .........................................................        30,000           1,078,125
   JLG Industries Inc. ................................................       213,000           2,968,688
   Kaydon Corp. .......................................................        42,000             921,375
   Lancaster Colony Corp. .............................................        67,000           1,582,875
(a)Lone Star Technologies Inc. ........................................        36,000           1,445,400
(a)Mueller Industries Inc. ............................................        55,000           1,282,188
   Patrick Industries Inc. ............................................         5,600              32,900
   Superior Industries International Inc. .............................        53,000           1,805,313
   Teleflex Inc. ......................................................        38,500           1,330,656
   Timken Co. .........................................................       107,900           1,517,344
(a)Tower Automotive Inc. ..............................................       136,000           1,496,001
   Watts Industries Inc., A ...........................................        59,000             660,063
                                                                                               ----------
                                                                                               19,810,100
                                                                                               ----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

   FRANKLIN VALUE FUND                                                                    SHARES          VALUE
   ---------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   RETAIL TRADE 6.1%
   Family Dollar Stores Inc. ..................................................          124,000      $ 2,410,250
   Schultz Sav-O Stores Inc. ..................................................           63,250          695,750
   The TJX Companies Inc. .....................................................          109,000        2,970,250
                                                                                                      -----------
                                                                                                        6,076,250
                                                                                                      -----------
   TECHNOLOGY SERVICES 1.6%
   Reynolds & Reynolds Co., A .................................................           68,500        1,224,438
(a)Ultrak Inc. ................................................................           93,000          406,875
                                                                                                      -----------
                                                                                                        1,631,313
                                                                                                      -----------
   TRANSPORTATION 9.5%
   Airborne Freight Corp. .....................................................           49,000          496,126
(a)Atlantic Coast Airlines Holdings Inc. ......................................           25,500          911,625
   Delta Air Lines Inc. .......................................................           12,000          567,000
   Kenan Transport Co. ........................................................           66,500        1,562,750
(a)Midwest Express Holdings Inc. ..............................................           41,000          779,000
(a)Motor Cargo Industries Inc. ................................................          113,000          628,563
   Teekay Shipping Corp. ......................................................           62,000        2,317,250
   Tidewater Inc. .............................................................           47,000        2,170,799
                                                                                                      -----------
                                                                                                        9,433,113
                                                                                                      -----------
   TOTAL COMMON STOCKS (COST $98,304,754) .....................................                        96,181,899
                                                                                                      -----------

                                                                                       PRINCIPAL
                                                                                        AMOUNT
                                                                                        ------
   BONDS .7%
(d)CORPORATE BONDS
   Hechinger Co., senior notes, 6.95%, 10/15/03 (COST $334,590) ...............       $  500,000           41,250
(a)CONVERTIBLE BONDS .7%
   SPACEHAB Inc., cvt. sub. notes, 144A, 8.00%, 10/15/07 (COST $1,000,000) ....        1,000,000          696,250
                                                                                                       ----------
   TOTAL BONDS (COST $1,334,590) ..............................................                           737,500
                                                                                                       ----------
   TOTAL LONG TERM INVESTMENTS (COST $99,639,344) .............................                        96,919,399
                                                                                                       ----------

                                                                                        SHARES
                                                                                        ------
(e)SHORT TERM INVESTMENTS 2.6%
   Franklin Institutional Fiduciary Trust Money Market Portfolio
    (COST $2,594,913) .........................................................        2,594,913        2,594,913
                                                                                                      -----------
   TOTAL INVESTMENTS (COST $102,234,257) 99.9% ................................                        99,514,312
   OTHER ASSETS, LESS LIABILITIES .1% .........................................                           149,129
                                                                                                      -----------
   NET ASSETS 100.0% ..........................................................                       $99,663,441
                                                                                                      ===========


(a)Non-income producing
(d)See Note 6 regarding defaulted securities.
(e)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.


56                      See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements


STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

                                                             FRANKLIN          FRANKLIN        FRANKLIN
                                                           BALANCE SHEET       LARGE CAP       MICROCAP          FRANKLIN
                                                          INVESTMENT FUND     VALUE FUND      VALUE FUND        VALUE FUND
                                                          ----------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ........................     $  601,116,801     $5,203,664      $71,966,533      $102,234,257
  Cost - Non-controlled affiliated issuers ...........        285,226,513             --       22,448,994                --
                                                           ================================================================
  Value - Unaffiliated issuers .......................        760,009,870      5,746,611       75,935,385        99,514,312
  Value - Non-controlled affiliated issuers ..........        305,721,990             --       17,307,940                --
Receivables:
  Investment securities sold .........................          1,758,843             --        2,914,353           301,806
  Capital shares sold ................................          4,187,607         94,830          156,721           332,619
  Dividends and interest .............................            474,711          5,753           15,400            44,331
Offering costs (Note 1) ..............................                 --         28,130               --                --
Other assets .........................................             85,600             --           56,500               200
                                                           ----------------------------------------------------------------
    Total assets .....................................      1,072,238,621      5,875,324       96,386,299       100,193,268
                                                           ----------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................                 --         88,634               --                --
  Capital shares redeemed ............................          2,839,043             --          363,035           294,259
  Affiliates .........................................          1,273,367          3,992          101,743           147,414
  Shareholders .......................................             60,418             --            2,163             8,603
  Registration fees ..................................                 --             --               --            41,850
Other liabilities ....................................            172,447            483           25,317            37,701
                                                           ----------------------------------------------------------------
    Total liabilities ................................          4,345,275         93,109          492,258           529,827
                                                           ----------------------------------------------------------------
     Net assets, at value ............................     $1,067,893,346     $5,782,215      $95,894,041      $ 99,663,441
                                                           ================================================================
Net assets consist of:
  Undistributed net investment income ................     $      322,193     $   42,368      $   234,896      $         --
  Net unrealized appreciation (depreciation) .........        179,388,546        542,947       (1,172,202)       (2,719,945)
  Accumulated net realized gain (loss) ...............         16,642,095        (20,643)       3,156,108       (30,741,696)
  Capital shares .....................................        871,540,512      5,217,543       93,675,239       133,125,082
                                                           ----------------------------------------------------------------
     Net assets, at value ............................     $1,067,893,346     $5,782,215      $95,894,041      $ 99,663,441
                                                           ================================================================



                       See notes to financial statements.                     57

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2000

                                                                  FRANKLIN           FRANKLIN         FRANKLIN
                                                                BALANCE SHEET        LARGE CAP        MICROCAP        FRANKLIN
                                                               INVESTMENT FUND       VALUE FUND      VALUE FUND      VALUE FUND
                                                               ---------------       ----------      ----------      ----------
CLASS A:
 Net assets, at value .....................................     $1,067,893,346        $3,417,734     $95,894,041     $64,513,125
                                                                ================================================================
 Shares outstanding .......................................         30,661,219           307,456       5,080,114       3,092,660
                                                                ================================================================
 Net asset value per share(a) .............................     $        34.83        $    11.12     $     18.88     $     20.86
                                                                ================================================================
 Maximum offering price per share
 (net asset value per share / 94.25%) .....................     $        35.36(b)     $    11.80     $     20.03     $     22.13
                                                                ================================================================
CLASS B:
 Net assets, at value .....................................                 --        $  453,396              --     $ 2,746,950
                                                                ================================================================
 Shares outstanding .......................................                 --            40,825              --         133,254
                                                                ================================================================
 Net asset value and maximum offering price per share(a) ..                 --        $    11.11              --     $     20.61
                                                                ================================================================
CLASS C:
 Net assets, at value .....................................                 --        $1,911,085              --     $28,555,211
                                                                ================================================================
 Shares outstanding .......................................                 --           172,087              --       1,399,460
                                                                ================================================================
 Net asset value per share(a) .............................                 --        $    11.11              --     $     20.40
                                                                ================================================================
 Maximum offering price per share
  (net asset value per share / 99%) .......................                 --        $    11.22              --     $     20.61
                                                                ================================================================
ADVISOR CLASS:
 Net assets, at value .....................................                 --                --              --     $ 3,848,155
                                                                ================================================================
 Shares outstanding .......................................                 --                --              --         182,085
                                                                ================================================================
 Net asset value and maximum offering price per share .....                 --                --              --     $     21.13
                                                                ================================================================



(a)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.
(b)The maximum offering price for the Franklin Balance Sheet Investment Fund is calculated at $34.83 / 98.50%.



58                     See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000


                                                                FRANKLIN       FRANKLIN         FRANKLIN
                                                             BALANCE SHEET     LARGE CAP        MICROCAP          FRANKLIN
                                                            INVESTMENT FUND   VALUE FUND       VALUE FUND        VALUE FUND
                                                            -----------------------------------------------------------------
Investment income:
 Dividends(a)
  Unaffiliated issuers ...............................     $ 14,689,954         $ 44,926        $ 1,288,962        $ 1,548,121
  Non-controlled affiliated issuers (Note 7) .........        3,430,171               --            338,825                 --
 Interest ............................................        3,280,317            6,511              6,885             80,626
                                                           -------------------------------------------------------------------
     Total investment income .........................       21,400,442           51,437          1,634,672          1,628,747
                                                           -------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ............................        4,933,240            8,355            745,660            696,027
 Administrative fees (Note 3) ........................               --            3,038                 --                 --
 Distribution fees (Note 3)
   Class A ...........................................        2,595,935            3,354            253,474            207,341
   Class B ...........................................               --            1,072                 --             19,285
   Class C ...........................................               --            3,784                 --            275,406
Transfer agent fees (Note 3) .........................        3,023,296              976            299,189            299,823
Custodian fees .......................................           21,459               14              1,186                841
Reports to shareholders ..............................          138,662               21             33,307             36,766
Registration and filing fees .........................           84,004              250             19,309             91,015
Professional fees (Note 3) ...........................           87,541           11,039             24,468             23,038
Trustees' fees and expenses ..........................           98,957               --             17,848             16,135
Amortization of offering costs (Note 1) ..............               --           20,093                 --                 --
Other ................................................           38,177               10              5,335              3,071
                                                           -------------------------------------------------------------------
    Total expenses ...................................       11,021,271           52,006          1,399,776          1,668,748
    Expenses waived/paid by affiliate (Note 3) .......               --          (30,124)                --                 --
                                                           -------------------------------------------------------------------
     Net expenses ....................................       11,021,271           21,882          1,399,776          1,668,748
                                                           -------------------------------------------------------------------
     Net investment income (loss) ....................       10,379,171           29,555            234,896            (40,001)
                                                           -------------------------------------------------------------------




                       See notes to financial statements.                     59

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS (continued)
FOR THE YEAR ENDED OCTOBER 31, 2000


                                                                     FRANKLIN         FRANKLIN        FRANKLIN
                                                                   BALANCE SHEET      LARGE CAP       MICROCAP        FRANKLIN
                                                                  INVESTMENT FUND     VALUE FUND     VALUE FUND      VALUE FUND
                                                                  -------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers .....................................      $(33,961,734)      $(20,643)     $ 3,122,326      $(1,493,490)
   Non-controlled affiliated issuers (Note 7) ...............        50,933,161             --           40,315               --
   Closed-end funds distributions ...........................         1,414,946             --               --               --
 Foreign currency transactions ..............................          (184,380)            --               --                8
                                                                   -------------------------------------------------------------
    Net realized gain (loss) ................................        18,201,993        (20,643)       3,162,641       (1,493,482)
 Net unrealized appreciation on:
  Investments ...............................................       145,427,922        542,947        7,610,584       18,556,166
  Translation of assets and liabilities denominated in
   foreign currencies .......................................            53,586             --               --              (15)
                                                                   -------------------------------------------------------------
  Net unrealized appreciation ...............................       145,481,508        542,947        7,610,584       18,556,151
                                                                   -------------------------------------------------------------
Net realized and unrealized gain ............................       163,683,501        522,304       10,773,225       17,062,669
                                                                   -------------------------------------------------------------
Net increase in net assets resulting from operations ........      $174,062,672       $551,859      $11,008,121      $17,022,668
                                                                   =============================================================



(a)Net of foreign taxes and fees of $2,419 for the Franklin Value Fund.


60                      See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2000 AND 1999

                                                                                                               FRANKLIN LARGE CAP
                                                                      FRANKLIN BALANCE SHEET INVESTMENT FUND        VALUE FUND
                                                                               2000                1999               2000(a)
                                                                      ------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................................       $   10,379,171      $   16,294,986         $   29,555
  Net realized gain (loss) from investments and
   foreign currency transactions ................................           18,201,993           8,435,693            (20,643)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies ...........................................          145,481,508         (33,780,186)           542,947
                                                                        -----------------------------------------------------
     Net increase (decrease) in net assets resulting
      from operations ...........................................          174,062,672          (9,049,507)           551,859
 Distributions to shareholders from:
  Net investment income:
   Class A ......................................................          (10,313,130)        (18,737,781)                --
  Net realized gains:
   Class A ......................................................          (10,252,922)        (53,832,197)                --
                                                                        -----------------------------------------------------
 Total distributions to shareholders ............................          (20,566,052)        (72,569,978)                --
 Capital share transactions: (Note 2)
   Class A ......................................................         (251,382,049)       (219,808,908)         3,093,760
   Class B ......................................................                   --                  --            413,229
   Class C ......................................................                   --                  --          1,723,367
                                                                        -----------------------------------------------------
 Total capital share transactions ...............................         (251,382,049)       (219,808,908)         5,230,356
     Net increase (decrease) in net assets ......................          (97,885,429)       (301,428,393)         5,782,215
Net assets:
 Beginning of year ..............................................        1,165,778,775       1,467,207,168                 --
                                                                        -----------------------------------------------------
 End of year ....................................................       $1,067,893,346      $1,165,778,775         $5,782,215
                                                                        =====================================================
Undistributed net investment income included in net assets:
 End of year ....................................................       $      322,193      $      440,532         $   42,368
                                                                        =====================================================


(a)For the period June 1, 2000 (effective date) to October 31, 2000.



                       See notes to financial statements.                     61

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED OCTOBER 31, 2000 AND 1999

                                                             FRANKLIN MICROCAP VALUE FUND             FRANKLIN VALUE FUND
                                                          ---------------------------------------------------------------------
                                                                 2000            1999                2000             1999
                                                          ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .....................      $    234,896      $    (73,394)       $    (40,001)     $   (513,905)
  Net realized gain (loss) from investments and
   foreign currency transactions ...................         3,162,641         9,110,832          (1,493,482)      (29,248,166)
  Net unrealized appreciation (depreciation)
   on investments and translation of
   assets and liabilities denominated in
   foreign currencies ..............................         7,610,584        (9,966,758)         18,556,151        24,916,452
                                                          --------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ...................        11,008,121          (929,320)         17,022,668        (4,845,619)
Distributions to shareholders from:
 Net realized gains:
   Class A .........................................        (9,053,240)      (13,333,988)                 --          (484,796)
   Class C .........................................                --                --                  --          (215,275)
   Advisor Class ...................................                --                --                  --           (13,287)
                                                          --------------------------------------------------------------------
Total distributions to shareholders ................        (9,053,240)      (13,333,988)                 --          (713,358)
Capital share transactions: (Note 2)
   Class A .........................................       (22,059,929)      (45,372,974)        (12,521,737)      (28,835,655)
   Class B .........................................                --                --           1,066,377         1,378,201
   Class C .........................................                --                --          (6,446,551)       (9,739,449)
   Advisor Class ...................................                --                --             277,662        (1,699,686)
                                                          --------------------------------------------------------------------
Total capital share transactions ...................       (22,059,929)      (45,372,974)        (17,624,249)      (38,896,589)
      Net decrease in net assets ...................       (20,105,048)      (59,636,282)           (601,581)      (44,455,566)
Net assets:
 Beginning of year .................................       115,999,089       175,635,371         100,265,022       144,720,588
                                                          --------------------------------------------------------------------
 End of year .......................................      $ 95,894,041      $115,999,089        $ 99,663,441      $100,265,022
                                                          ====================================================================
Undistributed net investment income included
  in net assets:
   End of year .....................................      $    234,896      $         --        $         --      $         --
                                                          ====================================================================



62                     See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of four series (the Funds). All Funds are non-diversified except the Franklin Large Cap Value Fund. The Funds' investment objectives are growth and income.

Effective June 1, 2000, the Trust began offering shares of the Franklin Large Cap Value Fund.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: (CONT.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. OFFERING COSTS:

Offering costs are amortized on a straight line basis over twelve months.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                      CLASS A, CLASS B, & CLASS C        CLASS A, CLASS B, CLASS C, & ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------------
Franklin Balance Sheet Investment Fund       Franklin Large Cap Value Fund      Franklin Value Fund
Franklin MicroCap Value Fund

At October 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                              FRANKLIN BALANCE SHEET                    FRANKLIN LARGE CAP
                                                                  INVESTMENT FUND                           VALUE FUND(a)
                                                        ---------------------------------------------------------------------------
                                                           SHARES                 AMOUNT           SHARES                 AMOUNT
                                                        ---------------------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2000
 Shares sold .........................................    8,763,884            $ 274,492,049       318,950              $3,210,530
 Shares issued in reinvestment of distributions ......      622,150               18,880,696            --                      --
 Shares redeemed .....................................  (17,641,297)            (544,754,794)      (11,494)               (116,770)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease) .............................   (8,255,263)           $(251,382,049)      307,456              $3,093,760
                                                        ===========================================================================
Year ended October 31, 1999
 Shares sold .........................................   13,927,778            $ 431,957,836
 Shares issued in reinvestment of distributions ......    2,197,329               67,192,593
 Shares redeemed .....................................  (23,260,066)            (718,959,337)
                                                        -------------------------------------
 Net decrease ........................................   (7,134,959)           $(219,808,908)
                                                        =====================================

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                                     FRANKLIN LARGE CAP
                                                                                                       VALUE FUND(a)
                                                                                                -----------------------------
                                                                                                 SHARES               AMOUNT
                                                                                                -----------------------------
CLASS B SHARES:
Year ended October 31, 2000
 Shares sold ...............................................................................     42,846           $  432,861
 Shares redeemed ...........................................................................     (2,021)             (19,632)
                                                                                                -----------------------------
 Net increase ..............................................................................     40,825           $  413,229
                                                                                                =============================
CLASS C SHARES:
Year ended October 31, 2000
 Shares sold ...............................................................................    174,652           $1,749,531
 Shares redeemed ...........................................................................     (2,565)             (26,164)
                                                                                                -----------------------------
 Net increase ..............................................................................    172,087           $1,723,367
                                                                                                =============================

(a)For the period June 1, 2000 (effective date) to October 31, 2000.

                                                         FRANKLIN MICROCAP VALUE FUND               FRANKLIN VALUE FUND
                                                      -----------------------------------------------------------------------
                                                         SHARES               AMOUNT            SHARES              AMOUNT
                                                      -----------------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2000
 Shares sold .......................................   1,721,645          $ 31,141,869        2,758,921         $ 51,360,898
 Shares issued in reinvestment of distributions ....     482,151             8,118,898               --                   --
 Shares redeemed ...................................  (3,425,938)          (61,320,696)      (3,475,775)         (63,882,635)
                                                      -----------------------------------------------------------------------
 Net decrease ......................................  (1,222,142)         $(22,059,929)        (716,854)        $(12,521,737)
                                                      =======================================================================
Year ended October 31, 1999
 Shares sold .......................................     867,659          $ 16,807,823        1,856,763         $ 34,066,206
 Shares issued in reinvestment of distributions ....     644,741            12,063,077           25,433              439,189
 Shares redeemed ...................................  (3,876,306)          (74,243,874)      (3,538,676)         (63,341,050)
                                                      -----------------------------------------------------------------------
 Net decrease ......................................  (2,363,906)         $(45,372,974)      (1,656,480)        $(28,835,655)
                                                      =======================================================================
CLASS B SHARES:
Year ended October 31, 2000
 Shares sold ................................................................................    78,091         $  1,443,951
 Shares redeemed ............................................................................   (19,992)            (377,574)
                                                                                                -----------------------------
 Net increase ...............................................................................    58,099         $  1,066,377
                                                                                                =============================
Year ended October 31, 1999(b)
 Shares sold ................................................................................    77,515         $  1,420,965
 Shares redeemed ............................................................................    (2,360)             (42,764)
                                                                                                -----------------------------
 Net increase ...............................................................................    75,155         $  1,378,201
                                                                                                =============================


(b)For the period January 1, 1999 (effective date) to October 31, 1999.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                              FRANKLIN VALUE FUND
                                                                                  -------------------------------------------
                                                                                      SHARES                         AMOUNT
                                                                                  -------------------------------------------
CLASS C SHARES:
Year ended October 31, 2000
 Shares sold ..................................................................      528,629                    $  9,598,269
 Shares redeemed ..............................................................     (898,672)                    (16,044,820)
                                                                                  -------------------------------------------
 Net decrease .................................................................     (370,043)                   $ (6,446,551)
                                                                                  ===========================================
Year ended October 31, 1999
 Shares sold ..................................................................      653,697                    $ 11,754,271
 Shares issued in reinvestment of distributions ...............................       11,693                         200,090
 Shares redeemed ..............................................................   (1,235,879)                    (21,693,810)
                                                                                  -------------------------------------------
 Net decrease .................................................................     (570,489)                   $ (9,739,449)
                                                                                  ===========================================
ADVISOR CLASS:
Year ended October 31, 2000
 Shares sold ..................................................................       33,192                    $    628,215
 Shares redeemed ..............................................................      (19,511)                       (350,553)
                                                                                  -------------------------------------------
 Net increase .................................................................       13,681                    $    277,662
                                                                                  ===========================================
Year ended October 31, 1999
 Shares sold ..................................................................       45,867                    $    843,626
 Shares issued in reinvestment of distributions ...............................          758                          13,180
 Shares redeemed ..............................................................     (140,454)                     (2,556,492)
                                                                                  -------------------------------------------
 Net decrease .................................................................      (93,829)                   $ (1,699,686)
                                                                                  ===========================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisory Services, LLC (Advisory Services), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

       ANNUALIZED
        FEE RATE                                       AVERAGE DAILY NET ASSETS
       ---------------------------------------------------------------------------------------------------
          .625%                                        First $100 million
          .500%                                        Over $100 million, up to and including $250 million
          .450%                                        Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin Large Cap Value Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

       ANNUALIZED
        FEE RATE                                       AVERAGE DAILY NET ASSETS
       --------------------------------------------------------------------------------------------------
          .550%                                        First $500 million
          .450%                                        Over $500 million, up to and including $1 billion
          .400%                                        Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of .75% per year of the average daily net assets of the fund.

The Franklin Value Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

       ANNUALIZED
        FEE RATE                                            AVERAGE DAILY NET ASSETS
       ------------------------------------------------------------------------------------------------------
          .750%                                             First $500 million
          .625%                                             Over $500 million, up to and including $1 billion
          .500%                                             Over $1 billion

For the Franklin MicroCap Value Fund and the Franklin Value Fund, management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund.)

The Franklin Large Cap Value Fund pays an administrative fee to FT Services of
 .20% per year of the fund's average net assets.

Under an agreement with Advisory Services, FT Services provides administrative services to the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund, and the Franklin Value Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the funds.

FT Services and Advisory Services agreed in advance to waive administrative and management fees and assume payment of other expenses for the Franklin Large Cap Value Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                    FRANKLIN
                                  BALANCE SHEET           FRANKLIN LARGE CAP      FRANKLIN MICROCAP
                                 INVESTMENT FUND              VALUE FUND             VALUE FUND              FRANKLIN VALUE FUND
                                 -----------------------------------------------------------------------------------------------
Class A ......................        .25%                       .35%                  .25%                         .35%
Class B ......................         --                       1.00%                   --                         1.00%
Class C ......................         --                       1.00%                   --                         1.00%

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                               FRANKLIN
                                              BALANCE SHEET    FRANKLIN LARGE CAP    FRANKLIN MICROCAP
                                             INVESTMENT FUND      VALUE FUND            VALUE FUND            FRANKLIN VALUE FUND
                                             -------------------------------------------------------------------------------------
Net commissions received (paid) ............  $(977,170)         $(14,811)                $2,757                  $(141,483)
Contingent deferred sales charges ..........  $   5,998          $     --                 $1,297                  $  36,143

The Funds paid transfer agent fees of $3,623,284, of which $1,475,401 was paid to Investor Services.

At October 31, 2000, Advisory Services and/or investment companies managed by Franklin Advisers, Inc. owned 38.45% of the Franklin Large Cap Value Fund.

Included in professional fees are legal fees of $60,002 that were paid to a law firm in which a partner of the law firm was an officer of the Funds.


4. INCOME TAXES

At October 31, 2000, certain funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


                                                        FRANKLIN LARGE CAP
                                                            VALUE FUND                  FRANKLIN VALUE FUND
                                                        ---------------------------------------------------
         Capital loss carryovers expiring in:
           2007 .......................................      $    --                         $29,248,206
           2008 .......................................       20,643                           1,120,571
                                                             -------------------------------------------
                                                             $20,643                         $30,368,777
                                                             ===========================================

At October 31, 2000, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                               FRANKLIN
                                              BALANCE SHEET       FRANKLIN LARGE CAP  FRANKLIN MICROCAP
                                             INVESTMENT FUND        VALUE FUND           VALUE FUND            FRANKLIN  VALUE FUND
                                             --------------------------------------------------------------------------------------
Investment at cost ........................  $888,153,123           $5,203,664          $94,415,527                  $102,607,176
                                             ======================================================================================
Unrealized appreciation ...................  $290,138,748           $  634,285          $18,075,202                  $ 15,776,553
Unrealized depreciation ...................  (112,560,011)             (91,338)         (19,247,404)                  (18,869,417)
                                             --------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)   $177,578,737           $  542,947          $(1,172,202)                $ (3,092,864)
                                             ======================================================================================

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES (CONT.)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and offering costs.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2000 were as follows:

                                 FRANKLIN
                                BALANCE SHEET      FRANKLIN LARGE CAP       FRANKLIN MICROCAP
                               INVESTMENT FUND        VALUE FUND                VALUE FUND              FRANKLIN  VALUE FUND
                               ---------------------------------------------------------------------------------------------
Purchases ...................   $ 86,347,505        $4,347,121                  $ 8,277,681                 $41,250,996
Sales .......................   $366,050,567        $  195,585                  $42,943,135                 $59,430,752


6. DEFAULTED SECURITIES

At October 31, 2000, the Franklin Balance Sheet Investment Fund and the Franklin Value Fund held defaulted securities with a value aggregating $577,500 and $41,250, representing .05% and .04% of each of the funds' net assets, respectively. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.


7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies", including dividend income and net realized capital gains and losses at October 31, 2000 were as follows:

                                      NUMBER
                                     OF SHARES                                 NUMBER
                                     HELD AT                                  OF SHARES                                NET REALIZED
                                     BEGINNING       GROSS          GROSS      HELD AT      VALUE AT      DIVIDEND     CAPITAL GAINS
NAME OF ISSUER                        OF YEAR      ADDITIONS    REDUCTIONS   END OF YEAR   END OF YEAR     INCOME        (LOSSES)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET
INVESTMENT FUND
ACMAT Corp., A ..................    295,000           --          1,500       293,500    $ 2,769,906     $     --     $     2,249
Allen Organ Co., B ..............     83,000           --         10,000        73,000      4,234,000       43,680         173,731
American Pacific Corp. ..........    421,100           --          7,100       414,000      2,484,000           --          (1,651)
Audiovox Corp., A ...............  1,200,000           --      1,200,000            --             (a)          --      32,028,673
Aztar Corp. .....................  3,250,000           --        840,000     2,410,000     36,451,250           --       4,081,753
Castle & Cooke Inc. .............  1,729,000           --      1,729,000            --             (a)          --       5,143,251

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)


7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (CONT.)

                                       NUMBER
                                      OF SHARES                            NUMBER
                                       HELD AT                            OF SHARES                                   NET REALIZED
                                      BEGINNING     GROSS      GROSS       HELD AT       VALUE AT       DIVIDEND     CAPITAL GAINS
NAME OF ISSUER                         OF YEAR    ADDITIONS  REDUCTIONS  END OF YEAR   END OF YEAR      INCOME        (LOSSES)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET
INVESTMENT FUND (CONT.)
Champps Entertainment Inc. .......      985,000    133,000    118,000    1,000,000     $ 6,750,000     $     --     $  (325,960)
Charming Shoppes Inc. ............    6,000,000         --    900,000    5,100,000      31,237,500           --       1,947,259
Cherry Corp., B ..................      654,900         --    654,900           --             (a)           --       9,881,601
Commonwealth Industries Inc. .....    1,174,300         --     79,300    1,095,000       6,364,688      219,500        (425,552)
Crown Central Petroleum Corp., B .      397,800         --    189,000      208,800             (a)           --      (1,575,452)
Cyrk Inc. ........................    1,150,000         --     65,000    1,085,000       4,204,375           --        (126,167)
Delta Apparel Inc. ...............           --    224,000         --      224,000       3,696,000           --              --
Delta Woodside Industries Inc. ...    2,283,500         --     43,500    2,240,000       3,220,000           --        (280,935)
Designs Inc. .....................    1,190,000         --         --    1,190,000       2,714,688           --              --
DIMON Inc. .......................    2,145,000     91,500         --    2,236,500       6,849,281      442,725              --
Durango Apparel Inc.(b)...........      756,000         --    756,000           --             (a)           --      (6,341,927)
Echelon International Corp. Inc. .      408,700         --    408,700           --             (a)           --       4,051,851
Ecology & Environment Inc., A ....      235,000         --     35,000      200,000       1,275,000       69,216        (106,175)
ESCO Electronics Corp. ...........      800,000         --    200,000      600,000             (a)           --         586,444
Fidelity Bancorp Inc. ............      128,300         --         --      128,300       2,309,400       61,584              --
Fred's Inc. ......................      969,000         --    189,000      780,000      16,477,500      181,945       1,203,643
Garan Inc. .......................      285,100         --      5,100      280,000       6,580,000      509,355          61,272
GTSI Corp.(d).....................      194,500    448,500    422,000      221,000             (a)           --         771,041
Haggar Corp. .....................      827,000         --    237,000      590,000       7,670,000      129,075        (823,909)
Handleman Co. ....................    1,850,000    260,600    210,600    1,900,000      18,762,500           --         695,090
Hardinge Inc. ....................      430,000    109,000         --      539,000       6,232,188      287,210              --
Insteel Industries Inc. ..........      570,000         --     10,000      560,000       1,925,000      134,400           6,497
International Shipholding Corp. ..      587,900         --     27,900      560,000       3,990,000      141,875        (209,900)
Jacobson Stores Inc. .............      298,100     86,200         --      384,300       1,537,200           --              --
Kaneb Services Inc. ..............    3,190,000         --    197,500    2,992,500      13,466,250           --         (71,581)
KLLM Transport Services Inc. .....      295,900         --    295,900           --             (a)           --        (355,989)
Maynard Oil Co. ..................      260,000         --     10,000      250,000       4,750,000           --         117,318
Mayor's Jewelers Inc.(c)..........    1,251,400         --         --    1,251,400       4,536,325           --              --
Merchants Group Inc. .............      257,800         --      2,800      255,000       4,605,938      102,560          (8,000)
Nash-Finch Co. ...................      950,000         --     60,000      890,000      11,013,750      328,050        (730,733)
Nashua Corp. .....................      299,100         --     50,000      249,100             (a)        2,491        (268,908)
Pitt-Des Moines Inc. .............      446,500         --     31,500      415,000      12,968,750      326,505         (85,766)
Professionals Group Inc. .........      463,500     46,350         --      509,850      11,535,356           --              --
Pulaski Furniture Corp. ..........      192,000         --    192,000           --             (a)       65,280         599,773
SCPIE Holdings Inc. ..............      559,000         --     30,000      529,000      10,051,000      207,920         (66,464)
Standard Microsystems Corp. ......    1,315,000         --    420,000      895,000      21,480,000           --       1,078,427
Stewart Information Services Corp.      780,000         --     10,000      770,000      12,127,500       31,200           5,995
Syms Corp. .......................    1,443,200         --     13,200    1,430,000       8,043,750           --        (135,883)
VICORP Restaurants Inc. ..........      606,700         --    119,637      487,063       8,371,395           --         438,245
Wolohan Lumber Co. ...............      520,000         --         --      520,000       5,037,500      145,600              --
                                                                                      ------------------------------------------
 TOTAL NON-CONTROLLED AFFILIATED ISSUERS                                              $305,721,990   $3,430,171     $50,933,161
                                                                                      ==========================================

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)


7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (CONT.)

                                             NUMBER
                                            OF SHARES                             NUMBER
                                             HELD AT                             OF SHARES                           NET REALIZED
                                            BEGINNING     GROSS       GROSS       HELD AT     VALUE AT     DIVIDEND  CAPITAL GAINS
NAME OF ISSUER                               OF YEAR    ADDITIONS  REDUCTIONS   END OF YEAR  END OF YEAR    INCOME      (LOSSES)
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MICROCAP VALUE FUND
ACMAT Corp., A .........................     150,000         --           --      150,000   $1,415,625     $     --  $        --
Allou Health & Beauty Care Inc., A .....     300,000         --      300,000           --          (a)           --     (164,932)
Art's-Way Manufacturing Co. Inc. .......     120,500         --           --      120,500      417,984           --           --
Athey Products Corp. ...................     198,000         --           --      198,000      241,313           --           --
Atlantic Tele-Network Inc. .............     270,000         --       30,000      240,000          (a)      164,100     (175,573)
Durango Apparel Inc.(b).................     214,100    756,000        6,000      964,100        9,641           --      (36,045)
ECC International Corp. ................     682,000         --      137,000      545,000    1,941,563           --      (21,561)
Espey Manufacturing & Electronics Corp.       90,000         --       10,000       80,000    1,340,000       16,850      (27,624)
GZA GeoEnvironmental Technologies Inc. .     310,000         --      121,200      188,800          (a)           --       89,175
Harding Lawson Associates Group Inc. ...     300,900         --      300,900           --          (a)           --    1,085,578
Kentucky Electric Steel Inc. ...........     450,000         --       20,000      430,000      940,625           --      (88,127)
Maine Public Service Co. ...............     118,000         --       28,000       90,000    2,148,750      130,200      132,723
Maynard Oil Co. ........................     290,000         --       75,000      215,000          (a)           --      362,582
Roy F. Weston Inc., A ..................     633,000         --      123,000      510,000    2,295,000           --     (243,310)
S&K Famous Brands Inc. .................     250,000         --           --      250,000    1,656,250           --           --
Seneca Foods Corp., A ..................     191,600         --           --      191,600    2,490,800           --           --
Temtex Industries Inc. .................     265,500         --      265,500           --          (a)           --     (669,830)
TransFinancial Holdings Inc. ...........     300,000         --       45,500      254,500      103,391           --     (194,239)
TransPro Inc. ..........................     184,500    150,000           --      334,500      961,688       27,675           --
Village Super Market Inc., A ...........     108,500         --        3,500      105,000    1,345,310           --       (8,502)
                                                                                           -------------------------------------
 TOTAL NON-CONTROLLED AFFILIATED ISSUERS                                                   $17,307,940    $ 338,825   $   40,315
                                                                                           =====================================

(a)As of October 31, 2000, no longer an affiliate.
(b)Name change on June 28, 2000, previously known as Chic By H.I.S. Inc.
(c)Name change on July 17, 2000, previously known as Jan Bell Marketing Inc.
(d)Name change on July 31, 2000, previously known as Government Technology Services Inc.

FRANKLIN VALUE INVESTORS TRUST
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN VALUE INVESTORS TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting the Franklin Value Investors Trust (hereafter referred to as the "Funds") at October 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 6, 2000

FRANKLIN VALUE INVESTORS TRUST
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as capital gain dividends for the fiscal year ended October 31, 2000:

    FRANKLIN BALANCE SHEET                                 FRANKLIN
        INVESTMENT FUND                              MICROCAP VALUE FUND
    ---------------------------------------------------------------------------
          $18,452,328                                     $2,451,926

Under Section 854(b)(2) of the Internal Revenue Code, the Franklin Balance Sheet Investment Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2000.

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